                                                                   EXHIBIT 10.23
================================================================================

                                                                  EXECUTION COPY

                               PRIORITY TERM LOAN
                                CREDIT AGREEMENT

                          Dated as of October 29, 2002

                                      among

                                 CLUBCORP, INC.,
                                as the Borrower,

                        The Subsidiaries of the Borrower
                         from time to time party hereto,
                                 as Guarantors,

                             BANK OF AMERICA, N.A.,
                            as Administrative Agent,

                                       and

                            The Lenders Party Hereto

                         BANC OF AMERICA SECURITIES LLC,
                                       as
                    Sole Lead Arranger and Sole Book Manager

================================================================================

TABLE OF CONTENTS

Section                                                                                                        Page
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
ARTICLE I DEFINITIONS AND ACCOUNTING TERMS........................................................................1
         1.01     Defined Terms...................................................................................1
         1.02     Incorporated Definitions........................................................................9
         1.03     Other Interpretive Provisions...................................................................9
         1.04     Accounting Terms...............................................................................10
         1.05     Rounding.......................................................................................10
         1.06     References to Agreements and Laws..............................................................10
         1.07     Times of Day...................................................................................10
ARTICLE II THE COMMITMENTS AND BORROWINGS........................................................................11
         2.01     Priority Term Loan.............................................................................11
         2.02     The Borrowing; Conversions and Continuations of Loans..........................................11
         2.03     Prepayments....................................................................................12
         2.04     Repayment of the Priority Term Loan............................................................13
         2.05     Interest.......................................................................................13
         2.06     Computation of Interest and Fees...............................................................13
         2.07     Evidence of Debt...............................................................................13
         2.08     Payments Generally.............................................................................14
         2.09     Sharing of Payments............................................................................15
ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY...............................................................16
         3.01     Taxes..........................................................................................16
         3.02     Illegality.....................................................................................17
         3.03     Inability to Determine Rates...................................................................17
         3.04     Increased Cost and Reduced Return; Capital Adequacy; Reserves on Eurodollar Rate Loans.........17
         3.05     Funding Losses.................................................................................18
         3.06     Matters Applicable to all Requests for Compensation............................................18
         3.07     Survival.......................................................................................19
ARTICLE IV GUARANTY..............................................................................................19
         4.01     The Guaranty...................................................................................19
         4.02     Obligations Unconditional......................................................................19
         4.03     Reinstatement..................................................................................20
         4.04     Certain Additional Waivers.....................................................................20
         4.05     Remedies.......................................................................................20
         4.06     Rights of Contribution.........................................................................21
         4.07     Guarantee of Payment; Continuing Guarantee.....................................................21
ARTICLE V CONDITIONS PRECEDENT TO BORROWING......................................................................22
         5.01     Conditions of Borrowing........................................................................22
         5.02     Conditions to Continuations/Conversions........................................................25
ARTICLE VI REPRESENTATIONS AND WARRANTIES........................................................................26
         6.01     Existence, Qualification and Power; Compliance with Laws.......................................26
         6.02     Authorization; No Contravention................................................................26
         6.03     Governmental Authorization; Other Consents.....................................................26

                                        i

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
         6.04     Binding Effect; Validity of Liens..............................................................26
         6.05     Financial Statements; No Material Adverse Effect...............................................27
         6.06     No Default.....................................................................................27
         6.07     Guarantors.....................................................................................27
         6.08     Representations and Warranties from Other Loan Documents.......................................27
         6.09     Incorporation of Representations and Warranties from Existing Credit Agreement.................28
ARTICLE VII COVENANTS............................................................................................28
         7.01     Use of Proceeds................................................................................28
         7.02     New Guarantors.................................................................................28
         7.03     Pledged Assets.................................................................................28
         7.04     Incorporation of Covenants from Existing Credit Agreement......................................29
         7.05     Additional Covenants...........................................................................29
ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES......................................................................30
         8.01     Events of Default..............................................................................30
         8.02     Remedies Upon Event of Default.................................................................31
         8.03     Application of Funds...........................................................................31
ARTICLE IX ADMINISTRATIVE AGENT..................................................................................32
         9.01     Appointment and Authorization of Administrative Agent..........................................32
         9.02     Delegation of Duties...........................................................................32
         9.03     Liability of Administrative Agent..............................................................33
         9.04     Reliance by Administrative Agent...............................................................33
         9.05     Notice of Default..............................................................................33
         9.06     Credit Decision; Disclosure of Information by Administrative Agent.............................34
         9.07     Indemnification of Administrative Agent........................................................34
         9.08     Administrative Agent in its Individual Capacity................................................35
         9.09     Successor Administrative Agent.................................................................35
         9.10     Administrative Agent May File Proofs of Claim..................................................35
         9.11     Collateral and Guaranty Matters................................................................36
ARTICLE X MISCELLANEOUS..........................................................................................36
         10.01    Amendments, Etc................................................................................36
         10.02    Notices and Other Communications; Facsimile Copies.............................................38
         10.03    No Waiver; Cumulative Remedies.................................................................39
         10.04    Attorney Costs, Expenses and Taxes.............................................................39
         10.05    Indemnification by the Borrower................................................................39
         10.06    Payments Set Aside.............................................................................40
         10.07    Successors and Assigns.........................................................................40
         10.08    Confidentiality................................................................................42
         10.09    Set-off........................................................................................43
         10.10    Interest Rate Limitation.......................................................................43
         10.11    Counterparts...................................................................................44
         10.12    Integration....................................................................................44
         10.13    Survival of Representations and Warranties.....................................................44
         10.14    Severability...................................................................................44
         10.15    Tax Forms......................................................................................44
         10.16    Replacement of Lenders.........................................................................46
         10.17    Governing Law..................................................................................46

                                       ii

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
         10.18    Waiver of Right to Trial by Jury...............................................................47
         10.19    Entire Agreement...............................................................................47
SIGNATURES......................................................................................................S-1

SCHEDULES

         2.01       Pro Rata Shares
         5.01(d)    Mortgaged Properties
         10.02      Administrative Agent's Office, Certain Addresses for Notices

EXHIBITS

         A          Form of Notice of Continuation/Conversion
         B          Form of Pledge and Security Agreement
         C          Form of Note
         D          Form of Intercreditor Agreement
         E          Form of Assignment and Assumption
         F          Form of Joinder Agreement

                               PRIORITY TERM LOAN
                                CREDIT AGREEMENT

        This PRIORITY TERM LOAN CREDIT AGREEMENT (as amended, modified, restated or supplemented from time to time, the "Agreement") is entered into as of October 29, 2002 by and among CLUBCORP, INC., a Delaware corporation (together with any permitted successors and assigns, the "Borrower"), the Subsidiary Guarantors (as defined herein), the Lenders (as defined herein), and BANK OF AMERICA, N.A., as Administrative Agent (as defined herein).

        The Borrower has requested that the Lenders provide a priority term loan in an aggregate amount of $30,000,000 for the purposes hereinafter set forth, and the Lenders are willing to do so on the terms and conditions set forth herein.

        In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

                                    ARTICLE I
                        DEFINITIONS AND ACCOUNTING TERMS

        1.01    DEFINED TERMS.

        As used in this Agreement, the following terms shall have the meanings set forth below:

        "Administrative Agent" means Bank of America in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

        "Administrative Agent's Office" means the Administrative Agent's address and, as appropriate, account as set forth on Schedule 10.02, or such other address or account as the Administrative Agent may from time to time notify the Borrower and the Lenders.

        "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

        "Agent-Related Persons" means the Administrative Agent, together with its Affiliates (including, in the case of Bank of America in its capacity as the Administrative Agent, the Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

        "Agreement" shall have the meaning assigned to such term in the heading hereof.

        "Applicable Rate" means (a) with respect to Base Rate Loans, 4.0% and
(b) with respect to Eurodollar Rate Loans, 5.0%.

        "Arranger" means Banc of America Securities LLC, in its capacity as sole lead arranger and sole book manager.

        "Assignment and Assumption" means an Assignment and Assumption substantially in the form of Exhibit E.

        "Attorney Costs" means and includes all fees, expenses and disbursements of any law firm or other external counsel.

        "Audited Financial Statements" means the audited consolidated balance sheet of the Borrower and its Subsidiaries for the Fiscal Year 2001, and the related consolidated statements of income or operations, shareholders' equity and cash flows for such Fiscal Year of the Borrower and its Subsidiaries, including the notes thereto.

        "Bank of America" means Bank of America, N.A. and its successors.

        "Base Rate" means for any day a fluctuating rate per annum equal to the higher of (a) the Federal Funds Rate plus 1/2 of 1% and (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate." The "prime rate" is a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

        "Base Rate Loan" means that portion of the Priority Term Loan that bears interest based on the Base Rate.

        "Borrower" has the meaning specified in the heading hereof.

        "Borrowing" means the initial borrowing of the Priority Term Loan on the Closing Date.

        "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent's Office is located and, if such day relates to any Eurodollar Rate Loan, means any such day on which dealings in Dollar deposits are conducted by and between banks in the London interbank eurodollar market.

        "Cash Equivalents" means, as at any date, (a) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (b) Dollar denominated time deposits and certificates of deposit of (i) any Lender, (ii) any domestic commercial bank of recognized standing having capital and surplus in excess of $500,000,000 or
(iii) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank being an "Approved Bank"), in each case with maturities of not more than 270 days from the date of acquisition and (c) Investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940, as amended, which are administered by reputable financial institutions having capital of at least $500,000,000 and the portfolios of which are limited to Investments of the character described in the foregoing subdivisions (a) and (b).

        "Closing Date" means the first date all the conditions precedent in
Section 5.01 are satisfied or waived in accordance with Section 5.01.

        "Collateral" means a collective reference to all real and personal Property with respect to which Liens in favor of the Administrative Agent are purported to be granted pursuant to and in accordance with the terms of the Collateral Documents.

        "Collateral Parties" means each of Pinehurst, Inc., Pinehurst Country Club, Inc. and Pinehurst Championship Management, Inc., together with its Subsidiaries and successors and/or assigns.

        "Collateral Documents" means a collective reference to the Pledge and Security Agreement, the Mortgage Instruments and such other security documents as may be executed and delivered by the Collateral Parties pursuant to the terms hereof.

        "Consolidated Parties" means a collective reference to the Borrower and the Subsidiaries of the Borrower, and "Consolidated Party" means any one of them.

        "Contractual Obligation" means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

        "Coto de Caza" has the meaning set forth in Section 7.05(a).

        "Debt Issuance" means the issuance by any Consolidated Party of any Indebtedness other than Indebtedness permitted by Section 7.05(b), including, without limitation, any issuance of Indebtedness that would result in a mandatory prepayment of loans or other obligations under or in connection with the Existing Credit Agreement.

        "Debt Issuance Prepayment Event" means the receipt by any Consolidated Party of proceeds from any Debt Issuance.

        "Debtor Relief Laws" means the Bankruptcy Code in Title 11 of the United States Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally, in each case as amended, modified, succeeded or replaced from time to time.

        "Default" means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

        "Default Rate" means an interest rate equal to (a) the Base Rate plus
(b) the Applicable Rate, if any, applicable to Base Rate Loans plus (c) 2% per annum; provided, however, that with respect to a Eurodollar Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus 2% per annum, in each case to the fullest extent permitted by applicable Laws.

        "Defaulting Lender" means any Lender that (a) has failed to fund its portion of the Priority Term Loan required to be funded by it hereunder, (b) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within one Business Day of the date when due, unless the subject of a good faith dispute, or (c) has been deemed insolvent or become the subject of a bankruptcy or insolvency proceeding.

        "Disposition" or "Dispose" means any disposition (including pursuant to a sale and leaseback transaction) of any or all of the Property (including without limitation the Capital Stock of a Subsidiary) of any Consolidated Party whether by sale, lease, licensing, transfer or otherwise, including any disposition of Property that would result in a mandatory prepayment of loans or other obligations under or in connection with the Existing Credit Agreement; provided, however, that the term "Disposition" shall be deemed to exclude any Equity Issuance.

        "Disposition Prepayment Event" means the receipt by any Consolidated Party of proceeds from any Disposition other than an Excluded Disposition.

        "Dollar" and "$" mean lawful money of the United States.

        "Eligible Assignee" has the meaning specified in Section 10.07(g).

        "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower, any other Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Applicable Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Substances, (c) exposure to any Hazardous Substances, (d) the release or threatened release of any Hazardous Substances into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

        "Equity Issuance" means (a) any issuance by any Consolidated Party to any Person of (i) any shares of its Capital Stock, (ii) any shares of its Capital Stock pursuant to the exercise of options or warrants, (iii) any shares of its Capital Stock pursuant to the conversion of any debt securities to equity or the conversion of any class equity securities to any other class of equity securities or (iv) any options or warrants relating to its Capital Stock or (b) any equity issuance that would result in a mandatory prepayment of loans or other obligations under or in connection with the Existing Credit Agreement. The term "Equity Issuance" shall not be deemed to include any Disposition or any equity issuance by any Consolidated Party to any Loan Party.

        "Equity Issuance Prepayment Event" means the receipt by any Consolidated Party of proceeds from any Equity Issuance.

        "Eurodollar Rate" means for any Interest Period with respect to any Eurodollar Rate Loan:

                (a) the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate that appears on the page of the Telerate screen (or any successor thereto) that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

                (b) if the rate referenced in the preceding clause (a) does not appear on such page or service or such page or service shall not be available, the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

                (c)     if the rates referenced in the preceding clauses (a) and
        (b) are not available, the rate per annum determined by the Administrative Agent as the rate of interest at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Rate Loan being made, continued or converted by Bank of America and with a term equivalent to such Interest Period would be offered by Bank of America's London Branch to major banks in the London interbank eurodollar market at their request at approximately 4:00 p.m. (London time) two Business Days prior to the first day of such Interest Period.

        "Eurodollar Rate Loan" means that portion of the Priority Term Loan that bears interest at a rate based on the Eurodollar Rate.

        "Event of Default" has the meaning set forth in Section 8.01(b).

        "Excluded Disposition" means, with respect to any Consolidated Party, any Disposition that (a) would not result in a mandatory prepayment of loans or other obligations under the Existing Credit Agreement and (b) consists of (i) the sale, transfer or other disposition of inventory in the ordinary course of such Consolidated Party's business, (ii) the sale, transfer or other disposition of obsolete or worn-out assets of such Consolidated Party or (iii) a sale or disposition from such Consolidated Party to a Loan Party.

        "Existing Credit Agreement" means that certain First Amended and Restated Credit Agreement dated as of September 24, 1999 among the Borrower, the lenders from time to time party thereto, certain managing agents party thereto, certain co-agents party thereto and Bank of America, N.A., as administrative agent, as amended by that certain First Amendment to First Amended and Restated Credit Agreement dated as of November 5, 1999, that certain Second Amendment to First Amended and Restated Credit Agreement dated as of December 20, 2000, that certain Third Amendment and Waiver to First Amended and Restated Credit Agreement dated as of December 25, 2001, that certain Fourth Amendment to First Amended and Restated Credit Agreement dated as of February 7, 2002, that certain Fifth Amendment to First Amended and Restated Credit Agreement dated as of September 20, 2002, and the Sixth Amendment.

        "Federal Funds Rate" means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

        "Foreign Lender" has the meaning specified in Section 10.15(a)(i).

        "Fully Satisfied" means, with respect to the Obligations as of any date, that, as of such date, (a) all principal of and interest accrued to such date which constitute Obligations shall have been irrevocably paid in full in cash, and (b) all fees, expenses and other amounts then due and payable which constitute Obligations shall have been irrevocably paid in cash.

        "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

        "Guarantors" means a collective reference to the Persons identified as "Guarantors" on the signature pages hereto, and each other Person that subsequently becomes a Guarantor by executing a Joinder Agreement as contemplated by Section 5.13 of the Incorporated Covenants, and "Guarantor" means any one of them.

        "Guaranty" means the Guaranty made by the Guarantors in favor of the Administrative Agent and the Lenders pursuant to Article IV hereof.

        "Incorporated Covenants" has the meaning set forth in Section 7.04.

        "Incorporated Definitions" has the meaning set forth in Section 1.02.

        "Incorporated Events of Default" has the meaning set forth in Section 8.1(a).

         "Incorporated Representations" has the meaning set forth in Section
6.09.

        "Indemnified Liabilities" has the meaning set forth in Section 10.05.

        "Indemnitees" has the meaning set forth in Section 10.05.

        "Intercreditor Agreement" means that certain Intercreditor Agreement dated as of the Closing Date between the Administrative Agent and Bank of America, N.A., in its capacity as administrative agent under the Existing Credit Agreement, substantially in the form of Exhibit D hereto.

        "Interest Payment Date" means the last Business Day of each calendar month.

        "Interest Period" means, as to each Eurodollar Rate Loan, the period commencing on the date such Eurodollar Rate Loan is disbursed or converted to or continued as a Eurodollar Rate Loan and ending on the date one month thereafter; provided that:

                (i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

                (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

                (iii)   no Interest Period shall extend beyond the Maturity
        Date.

        "IRS" means the United States Internal Revenue Service.

         "Joinder Agreement" means a Joinder Agreement substantially in the form of Exhibit F hereto, executed and delivered by a new Guarantor in accordance with the provisions of Section 7.02.

        "Laws" means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

        "Lenders" means a collective reference to the Persons identified as "Lenders" on the signature pages hereto, together with any Person that subsequently becomes a Lender by way of assignment in accordance with the terms of Section 11.07, together with their respective successors, and "Lender" means any one of them.

        "Lending Office" means, as to any Lender, the office or offices of such Lender described as such in such Lender's Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent.

        "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, and any financing lease having substantially the same economic effect as any of the foregoing).

        "Loan Documents" means this Agreement, each Note, each Joinder Agreement and the Collateral Documents.

        "Loan Parties" means, collectively, the Borrower and each Guarantor.

        "Maturity Date" means June 16, 2003.

        "Moody's" means Moody's Investors Service, Inc. and any successor thereto.

        "Mortgage Instruments" shall have the meaning assigned such term in
Section 5.01(d).

        "Mortgage Policies" shall have the meaning assigned such term in Section 5.01(d).

        "Mortgaged Properties" shall have the meaning assigned such term in
Section 5.01(d).

        "Net Cash Proceeds" means the aggregate cash or Cash Equivalents proceeds received by any Consolidated Party in respect of any Disposition, Equity Issuance or Debt Issuance, net of the following (to the extent excluded in determining "Net Cash Proceeds" under and as defined in the Existing Credit Agreement (as in effect on such date of determination)): (a) reasonable brokerage commissions, legal fees, finder's fees, financial advisory fees, fees for solvency opinions, accounting fees, underwriting fees, investment banking fees, survey, title insurance, appraisals, notaries and other similar commissions and fees, and expenses, in each case to the extent paid, payable or reimbursed by such Consolidated Party, (b) filing, recording or registration fees or charges or similar fees or charges paid by such Consolidated Party, (c) without duplication, taxes paid or payable by such Consolidated Party or any shareholder, partner or member of such Consolidated Party to governmental taxing authorities as a result of such sale or other disposition or issuance (after taking into account any available tax credits or deductions or any tax sharing arrangements) and (d) any amounts expressly required by the terms of the Existing Credit Agreement as in effect on the Closing Date after giving effect to the Sixth Amendment to be used to prepay Indebtedness thereunder; it being understood that "Net Cash Proceeds" shall include, without limitation, any cash or Cash Equivalents received upon the sale or other disposition of any non-cash consideration received by any such Consolidated Party in any Disposition, Equity Issuance, Debt Issuance or Involuntary Disposition.

        "Net Investment Amount" means the sum of (a) the aggregate amount of cash and Cash Equivalents invested or distributed by the Loan Parties in or to Non-Guarantors after the Closing Date pursuant to Section 7.05(d)(iii)(B) minus
(b) the aggregate amount of cash and Cash Equivalents distributed by Non-Guarantors to the Loan Parties after the Closing Date.

        "Note" has the meaning specified in Section 2.07.

        "Notice of Continuation/Conversion" means a notice of (a) a conversion of the Priority Term Loan (or a portion thereof) from one Type to the other, or
(b) a continuation of Eurodollar Rate Loans, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A.

        "Obligations" means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to the Priority Term Loan, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

        "Organization Documents" means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction);
(b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

        "Participant" has the meaning specified in Section 10.07(d).

        "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

        "Pledge and Security Agreement" means the pledge and security agreement in the form of Exhibit B dated as of the Closing Date executed in favor of the Administrative Agent by the Collateral Parties, as amended, modified, restated or supplemented from time to time.

        "Priority Term Loan" has the meaning specified in Section 2.01(a).

        "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

        "Pro Rata Share" means as to each Lender, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the principal amount of the Priority Term Loan held by such Lender at such time and the denominator of which is the aggregate principal amount of the Priority Term Loan at such time. The initial Pro Rata Share of each Lender is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

        "Register" has the meaning set forth in Section 10.07(c).

        "Required Lenders" means, at any time, Lenders holding in the aggregate at least a majority of the outstanding Loans and participations therein. The outstanding Loans held or deemed held by any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

        "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.

        "Sixth Amendment" means that certain Sixth Amendment to First Amended and Restated Credit Agreement of even date herewith among the Borrower, the lenders listed on the signature pages thereof and Bank of America, N.A., as administrative agent.

        "Type" means, with respect to the Priority Term Loan (or any portion thereof), its character as a Base Rate Loan or a Eurodollar Rate Loan.

        "United States" and "U.S." mean the United States of America.

        1.02    INCORPORATED DEFINITIONS.

        Except as otherwise provided below in this Section 1.02, the parties to this Agreement hereby agree that all capitalized terms not otherwise defined herein shall have the respective meanings assigned to such terms in the Existing Credit Agreement as in effect as of the Closing Date after giving effect to the Sixth Amendment (the "Incorporated Definitions"), that such Incorporated Definitions are hereby incorporated by reference to the same extent and with the same effect as if set forth fully herein, and that such Incorporated Definitions shall be binding on the Loan Parties and shall inure to the benefit of the Lenders, without giving effect to any waiver, amendment, modification, replacement or termination of the Existing Credit Agreement or any term or provision of the Incorporated Definitions occurring subsequent to the Closing Date, except to the extent otherwise specifically provided in Section 10.01. For purposes of the incorporation of the Incorporated Definitions pursuant to this
Section 1.02, all references in the Incorporated Definitions (a) to an "Advance" shall be deemed to refer to the "Borrowing" hereunder, (b) to the "Determining Lenders" shall be deemed to refer to the Required Lenders as defined in Section
1.01 hereof, (c) to the "Facility A Term Loan Maturity Date," the "Facility B Term Loan Maturity Date" or the "Release Date" shall refer to the Maturity Date hereunder, (d) to an "Obligor" shall be deemed to refer to a "Loan Party" hereunder, (e) to a "Subsidiary Guaranty" shall be deemed to refer to a "Joinder Agreement" as defined in Section 1.01 hereof and (f) to "Articles," "Sections," "Schedules" or "Exhibits" shall be deemed to refer to Articles, Sections, Schedules or Exhibits of or to the Existing Credit Agreement unless otherwise specifically provided.

        1.03    OTHER INTERPRETIVE PROVISIONS.

        With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

                (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

                (b)     (i)     The words "herein," "hereto," "hereof" and
        "hereunder" and words of similar import when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof.

                        (ii) Unless otherwise specifically provided herein, Article, Section, Exhibit and Schedule references are to the Loan Document in which such reference appears.

                        (iii) The term "including" is by way of example and not limitation.

                        (iv) The term "documents" includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.

                (c) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

        1.04    ACCOUNTING TERMS.

        (a) Except as otherwise specifically prescribed herein, all accounting terms not specifically or completely defined herein or incorporated herein by reference shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements.

        (b) If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

        1.05    ROUNDING.

        Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

        1.06    REFERENCES TO AGREEMENTS AND LAWS.

        Unless otherwise expressly provided herein, (a) references to Organization Documents, agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Loan Document; and (b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law.

        1.07    TIMES OF DAY.

        Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

                                   ARTICLE II
                         THE COMMITMENTS AND BORROWINGS

        2.01    PRIORITY TERM LOAN.

        Subject to the terms and conditions set forth herein, each Lender severally agrees to make its portion of a term loan (the "Priority Term Loan") to the Borrower on the Closing Date in an amount not to exceed such Lender's Pro Rata Share of the Priority Term Loan as set forth opposite such Lender's name on
Schedule 2.01. The amount of the Priority Term Loan shall be $30,000,000. Amounts repaid on the Priority Term Loan may not be reborrowed. The Priority Term Loan may consist of Base Rate Loans or Eurodollar Rate Loans, as further provided herein; provided, however, the Priority Term Loan may only consist of Base Rate Loans on the Closing Date.

        2.02    THE BORROWING; CONVERSIONS AND CONTINUATIONS OF LOANS.

        (a) Each conversion of a portion of the Priority Term Loan from one Type to the other and each continuation of Eurodollar Rate Loans shall be made upon the Borrower's irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than 11:00 a.m. three Business Days prior to the requested date of any conversion to or continuation of Eurodollar Rate Loans or of any conversion of Eurodollar Rate Loans to Base Rate Loans. Each telephonic notice by the Borrower pursuant to this Section 2.02(b) must be confirmed promptly by delivery to the Administrative Agent of a written Notice of Continuation/Conversion, appropriately completed and signed by a Responsible Officer of the Borrower. Each conversion to or continuation of Eurodollar Rate Loans shall be in a principal amount of $2,000,000 or a whole multiple of $1,000,000 in excess thereof. Each conversion to Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each Notice of Continuation/Conversion (whether telephonic or written) shall specify (i) whether the Borrower is requesting a conversion of a portion of the Priority Term Loan from one Type to the other or a continuation of Eurodollar Rate Loans, (ii) the requested date of the conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of the Priority Term Loan to be converted or continued and (iv) whether such principal amount of the Priority Term Loan is to be converted into a Base Rate Loan or a Eurodollar Rate Loan. If the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable portion of the Quality Term Loan shall be converted to a Base Rate Loan. Any such automatic conversion to a Base Rate Loan shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurodollar Rate Loan.

        (b) Following receipt of a Notice of Continuation/Conversion, the Administrative Agent shall promptly notify each Lender of the amount of its portion of the Priority Term Loan that will be continued or converted, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans described in the preceding subsection. The Administrative Agent shall make all funds received from the Lenders on the Closing Date available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrower on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower.

        (c) Subject to Section 3.05, a Eurodollar Rate Loan may be continued or converted only on the last day of an Interest Period for such Eurodollar Rate Loan. During the existence of a Default, no portion of the Priority Term Loan may be converted to or continued as Eurodollar Rate Loans.

        (d) The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Interest Period for Eurodollar Rate Loans upon determination of such interest rate. The determination of the Eurodollar Rate by the Administrative Agent shall be conclusive in the absence of manifest error. At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the Borrower and the Lenders of any change in Bank of America's prime rate used in determining the Base Rate promptly following the public announcement of such change.

        (e) After giving effect to all conversions of portions of the Priority Term Loan from one Type to the other and all continuations of portions of the Priority Term Loan as the same Type, there shall not be more than 5 Interest Periods in effect.

        2.03    PREPAYMENTS.

        (a) Voluntary Prepayments of the Priority Term Loan. The Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay the Priority Term Loan in whole or in part without premium or penalty; provided that (i) such notice must be received by the Administrative Agent not later than 11:00 a.m. (A) three Business Days prior to any date of prepayment of Eurodollar Rate Loans and (B) on the date of prepayment of Base Rate Loans; (ii) any prepayment of Eurodollar Rate Loans shall be in a principal amount of $2,000,000 or a whole multiple of $1,000,000 in excess thereof (or, if less, the entire principal amount thereof then outstanding); and (iii) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof (or, if less, the entire principal amount thereof then outstanding). Each such notice shall specify the date and amount of such prepayment and the Type(s) of the portion of the Priority Term Loan to be prepaid. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender's Pro Rata Share of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurodollar Rate Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.05. Each such prepayment shall be applied to the Priority Term Loan of the Lenders in accordance with their respective Pro Rata Shares.

        (b)     Mandatory Prepayments.

                (i) Dispositions. Immediately upon the occurrence of any Disposition Prepayment Event, the Borrower shall prepay the Priority Term Loan in an aggregate amount equal to 100% of the Net Cash Proceeds of (A) any Disposition involving Collateral (such prepayment to be applied as set forth in clause (iv) below) and (B) any Disposition not involving Collateral that is made during 2003; provided, however, the Borrower may retain (and shall not be required to prepay the Priority Term Loan with) the first $10,000,000 of Net Cash Proceeds of Dispositions made during 2003.

                (ii) Debt Issuances. Immediately upon the occurrence of a Debt Issuance Prepayment Event, the Borrower shall prepay the Priority Term Loan in an aggregate amount equal to 100% of the Net Cash Proceeds of the related Debt Issuance (such prepayment to be applied as set forth in clause (iv) below).

                (iii) Equity Issuances. Immediately upon the occurrence of an Equity Issuance Prepayment Event Issuance, the Borrower shall prepay the Priority Term Loan in an aggregate amount equal to 100% of the Net Cash Proceeds of the related Equity Issuance (such prepayment to be applied as set forth in clause (iv) below).

                (iv) Application of Mandatory Prepayments. All amounts required to be paid pursuant to this Section 2.03(b) shall be applied to the Priority Term Loan of the Lenders in accordance with their respective Pro Rata Shares and shall be applied first to Base Rate Loans and then to Eurodollar Rate Loans in direct order of Interest Period maturities. All prepayments under this Section 2.03(b) shall be subject to Section 3.05, but otherwise without premium or penalty, and shall be accompanied by interest on the principal amount prepaid through the date of prepayment.

        2.04    REPAYMENT OF THE PRIORITY TERM LOAN.

        The Borrower shall repay to the Lenders on the Maturity Date the aggregate principal amount of the Priority Term Loan outstanding on such date.

        2.05    INTEREST.

        (a) Subject to the provisions of subsection (b) below, (i) each Eurodollar Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurodollar Rate for such Interest Period plus the Applicable Rate; and (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date or conversion date at a rate per annum equal to the Base Rate plus the Applicable Rate.

        (b) If any amount payable by the Borrower under any Loan Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. Furthermore, upon the request of the Required Lenders, while any Event of Default exists, the Borrower shall pay interest on the principal amount of all outstanding Obligations hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

        (c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

        2.06    COMPUTATION OF INTEREST AND FEES.

        All computations of interest for Base Rate Loans when the Base Rate is determined by Bank of America's "prime rate" shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid.

        2.07    EVIDENCE OF DEBT.

        The portion of the Priority Term Loan made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Priority Term Loan made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a promissory note which shall evidence such Lender's portion of the Priority Term Loan in addition to such accounts or records. Each such promissory note shall be in the form of Exhibit C (a "Note"). Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its portion of the Priority Term Loan and payments with respect thereto.

        2.08    PAYMENTS GENERALLY.

        (a) All payments to be made by the Loan Parties shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Loan Parties hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent's Office in Dollars and in immediately available funds not later than 2:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Pro Rata Share (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender's Lending Office. All payments received by the Administrative Agent after 2:00 p.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue.

        (b) If any payment to be made by a Loan Party shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

        (c) Unless any Loan Party or any Lender has notified the Administrative Agent, prior to the date any payment is required to be made by it to the Administrative Agent hereunder, that such Loan Party or such Lender, as the case may be, will not make such payment, the Administrative Agent may assume that such Loan Party or such Lender, as the case may be, has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to the Person entitled thereto. If and to the extent that such payment was not in fact made to the Administrative Agent in immediately available funds, then:

                (i) if any Loan Party failed to make such payment, each Lender shall forthwith on demand repay to the Administrative Agent the portion of such assumed payment that was made available to such Lender in immediately available funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent in immediately available funds at the Federal Funds Rate from time to time in effect; and

                (ii) if any Lender failed to make such payment, such Lender shall forthwith on demand pay to the Administrative Agent the amount thereof in immediately available funds, together with interest thereon for the period from the date such amount was made available by the Administrative Agent to the Borrower to the date such amount is recovered by the Administrative Agent (the "Compensation Period") at a rate per annum equal to the Federal Funds Rate from time to time in effect. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's portion of the Priority Term Loan included in the Borrowing. If such Lender does not pay such amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent may make a demand therefor upon the Borrower, and the Borrower shall pay such amount to the Administrative Agent, together with interest thereon for the Compensation Period at a rate per annum equal to the rate of interest applicable to the Borrowing. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its commitment to provide its portion of the Priority Term Loan or to prejudice any rights which the Administrative Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder.

        A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this subsection (c) shall be conclusive, absent manifest error.

        (d) If any Lender makes available to the Administrative Agent funds for its portion of the Priority Term Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the funding of the Priority Term Loan set forth in Article V are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

        (e) The obligations of the Lenders hereunder to make its portion of the Priority Term Loan are several and not joint. The failure of any Lender to make its portion of the Priority Term Loan on the Closing Date shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its portion of the Priority Term Loan.

        (f) Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

        2.09    SHARING OF PAYMENTS.

        If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the portion of the Priority Term Loan made by it any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other Lenders such participations in the portion of the Priority Term Loan made by them as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such portion of the Priority Term Loan, as the case may be, pro rata with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by the purchasing Lender in its discretion), such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender's ratable share (according to the proportion of (i) the amount of such paying Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered, without further interest thereon. The Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 10.09) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased.

                                   ARTICLE III
                     TAXES, YIELD PROTECTION AND ILLEGALITY

        3.01    TAXES.

        (a) Any and all payments by any Loan Party to or for the account of the Administrative Agent or any Lender under any Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, in the case of the Administrative Agent and each Lender, taxes imposed on or measured by its overall net income, and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the Laws of which the Administrative Agent or such Lender, as the case may be, is organized or maintains a lending office (all such non-excluded taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and liabilities being hereinafter referred to as "Taxes"). If any Loan Party shall be required by any Laws to deduct any Taxes from or in respect of any sum payable under any Loan Document to the Administrative Agent or any Lender, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section), each of the Administrative Agent and such Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Loan Party shall make such deductions, (iii) such Loan Party shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Laws, and (iv) within 30 days after the date of such payment, such Loan Party shall furnish to the Administrative Agent (which shall forward the same to such Lender) the original or a certified copy of a receipt evidencing payment thereof.

        (b) In addition, the Borrower agrees to pay any and all present or future stamp, court or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under any Loan Document or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Loan Document (hereinafter referred to as "Other Taxes").

        (c) If the Borrower shall be required to deduct or pay any Taxes or Other Taxes from or in respect of any sum payable under any Loan Document to the Administrative Agent or any Lender, the Borrower shall also pay to the Administrative Agent or to such Lender, as the case may be, at the time interest is paid, such additional amount that the Administrative Agent or such Lender specifies is necessary to preserve the after-tax yield (after factoring in all taxes, including taxes imposed on or measured by net income) that the Administrative Agent or such Lender would have received if such Taxes or Other Taxes had not been imposed.

        (d) The Borrower agrees to indemnify the Administrative Agent and each Lender for (i) the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section) paid by the Administrative Agent and such Lender, (ii) amounts payable under Section 3.01(c) and (iii) any liability (including additions to tax, penalties, interest and expenses) arising therefrom or with respect thereto, in each case whether or not such Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. Payment under this subsection (d) shall be made within 30 days after the date the Lender or the Administrative Agent makes a demand therefor.

        3.02    ILLEGALITY.

        If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Eurodollar Rate Loans, or to determine or charge interest rates based upon the Eurodollar Rate, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, any obligation of such Lender to make or continue Eurodollar Rate Loans or to convert Base Rate Loans to Eurodollar Rate Loans shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Eurodollar Rate Loans of such Lender to Base Rate Loans, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurodollar Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurodollar Rate Loans. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted. Each Lender agrees to designate a different Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender.

        3.03    INABILITY TO DETERMINE RATES.

        If the Required Lenders determine that for any reason adequate and reasonable means do not exist for determining the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan, or that the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Eurodollar Rate Loan, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Rate Loans or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein.

        3.04 INCREASED COST AND REDUCED RETURN; CAPITAL ADEQUACY; RESERVES ON EURODOLLAR RATE LOANS.

        (a) If any Lender determines that as a result of the introduction of or any change in or in the interpretation of any Law, or such Lender's compliance therewith, there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining Eurodollar Rate Loans, or a reduction in the amount received or receivable by such Lender in connection with any of the foregoing (excluding for purposes of this subsection (a) any such increased costs or reduction in amount resulting from (i) Taxes or Other Taxes (as to which Section 3.01 shall govern), (ii) changes in the basis of taxation of overall net income or overall gross income by the United States or any foreign jurisdiction or any political subdivision of either thereof under the Laws of which such Lender is organized or has its Lending Office, and (iii) reserve requirements contemplated by Section 3.04(c)), then from time to time upon demand of such Lender (with a copy of such demand to the Administrative Agent), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such increased cost or reduction.

        (b) If any Lender determines that the introduction of any Law regarding capital adequacy or any change therein or in the interpretation thereof, or compliance by such Lender (or its Lending Office) therewith, has the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender's obligations hereunder (taking into consideration its policies with respect to capital adequacy and such Lender's desired return on capital), then from time to time upon demand of such Lender (with a copy of such demand to the Administrative Agent), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such reduction.

        (c) The Borrower shall pay to each Lender, as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as "Eurocurrency liabilities"), additional interest on the unpaid principal amount of each Eurodollar Rate Loan equal to the actual costs of such reserves allocated to such Eurodollar Rate Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which shall be due and payable on each date on which interest is payable on such Eurodollar Rate Loan, provided the Borrower shall have received at least 15 days' prior notice (with a copy to the Administrative Agent) of such additional interest from such Lender. If a Lender fails to give notice 15 days prior to the relevant Interest Payment Date, such additional interest shall be due and payable 15 days from receipt of such notice.

        3.05    FUNDING LOSSES.

        Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

                (a) any continuation, conversion, payment or prepayment of any Eurodollar Rate Loan on a day other than the last day of the Interest Period for such Eurodollar Rate Loan (whether voluntary, mandatory, automatic, by reason of acceleration, in connection with the syndication of the Priority Term Loan or otherwise);

                (b) any failure by the Borrower to prepay, continue or convert a Eurodollar Rate Loan on the date or in the amount notified by the Borrower; or

                (c) any assignment of a Eurodollar Rate Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 10.16;

including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Eurodollar Rate Loan or from fees payable to terminate the deposits from which such funds were obtained. The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.

For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Eurodollar Rate Loan made by it at the Eurodollar Rate for such Eurodollar Rate Loan by a matching deposit or other borrowing in the London interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Eurodollar Rate Loan was in fact so funded.

        3.06    MATTERS APPLICABLE TO ALL REQUESTS FOR COMPENSATION.

        (a) A certificate of the Administrative Agent or any Lender claiming compensation under this Article III and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, the Administrative Agent or such Lender may use any reasonable averaging and attribution methods.

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

        (b)     Upon any Lender's making a claim for compensation under Section
3.01 or 3.04, the Borrower may replace such Lender in accordance with Section 10.16.

        3.07    SURVIVAL.

        All of the Borrower's obligations under this Article III shall survive repayment of all Obligations hereunder.

                                   ARTICLE IV
                                    GUARANTY

        4.01    THE GUARANTY.

        Each of the Guarantors hereby jointly and severally guarantees to each Lender and the Administrative Agent as hereinafter provided, as primary obligor and not as surety, the payment of the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof. The Guarantors hereby further agree that if any of the Obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise), the Guarantors will, jointly and severally, promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

        Notwithstanding any provision to the contrary contained herein or in any other of the Loan Documents, the obligations of each Guarantor under this Agreement and the other Loan Documents shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under the Debtor Relief Laws or any comparable provisions of any applicable law.

        4.02    OBLIGATIONS UNCONDITIONAL.

        The obligations of the Guarantors under Section 4.01 are joint and several, absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Loan Documents, or any other agreement or instrument referred to therein, or any substitution, release, impairment or exchange of any other guarantee of or security for any of the Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 4.02 that the obligations of the Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Each Guarantor agrees that such Guarantor shall have no right of subrogation, indemnity, reimbursement or contribution against the Borrower or any other Guarantor for amounts paid under this Article IV until such time as the Obligations have been Fully Satisfied. Without limiting the generality of the foregoing, it is agreed that, to the fullest extent permitted by law, the occurrence of any one or more of the following shall not alter or impair the liability of any Guarantor hereunder which shall remain absolute and unconditional as described above:

                (a) at any time or from time to time, without notice to any Guarantor, the time for any performance of or compliance with any of the Obligations shall be extended, or such performance or compliance shall be waived;

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

                (b) any of the acts mentioned in any of the provisions of any of the Loan Documents or any other agreement or instrument referred to in the Loan Documents shall be done or omitted;

                (c) the maturity of any of the Obligations shall be accelerated, or any of the Obligations shall be modified, supplemented or amended in any respect, or any right under any of the Loan Documents or any other agreement or instrument referred to in the Loan Documents shall be waived or any other guarantee of any of the Obligations or any security therefor shall be released, impaired or exchanged in whole or in part or otherwise dealt with;

                (d) any Lien granted to, or in favor of, the Administrative Agent or any Lender or Lenders as security for any of the Obligations shall fail to attach or be perfected; or

                (e) any of the Obligations shall be determined to be void or voidable (including, without limitation, for the benefit of any creditor of any Guarantor) or shall be subordinated to the claims of any Person (including, without limitation, any creditor of any Guarantor).

        With respect to its obligations hereunder, each Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent or any Lender exhaust any right, power or remedy or proceed against any Person under any of the Loan Documents or any other agreement or instrument referred to in the Loan Documents, or against any other Person under any other guarantee of, or security for, any of the Obligations.

        4.03    REINSTATEMENT.

        The obligations of the Guarantors under this Article IV shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Obligations is rescinded or must be otherwise restored by any holder of any of the Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Guarantor agrees that it will indemnify the Administrative Agent and each Lender on demand for all reasonable costs and expenses (including, without limitation, fees and expenses of counsel) incurred by the Administrative Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

        4.04    CERTAIN ADDITIONAL WAIVERS.

        Without limiting the generality of the provisions of this Article IV, each Guarantor hereby specifically waives the benefits of N.C. Gen. Stat. Sections 26-7 through 26-9, inclusive, to the extent applicable. Each Guarantor further agrees that such Guarantor shall have no right of recourse to security for the Obligations, except through the exercise of rights of subrogation pursuant to Section 4.02 and through the exercise of rights of contribution pursuant to Section 4.06.

        4.05    REMEDIES.

        The Guarantors agree that, to the fullest extent permitted by law, as between the Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, the Obligations may be declared to be forthwith due and payable as provided in Section 8.02 (and shall be deemed to have become automatically due and payable in the circumstances provided in said Section 8.02) for purposes of Section 4.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing the Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or the Obligations being deemed to have become automatically due and

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

payable), the Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Guarantors for purposes of Section
4.01. The Guarantors acknowledge and agree that their obligations hereunder are secured in accordance with the terms of the Collateral Documents and that the Lenders may exercise their remedies thereunder in accordance with the terms thereof.

        4.06    RIGHTS OF CONTRIBUTION.

        The Guarantors hereby agree as among themselves that, if any Guarantor shall make an Excess Payment (as defined below), such Guarantor shall have a right of contribution from each other Guarantor in an amount equal to such other Guarantor's Contribution Share (as defined below) of such Excess Payment. The payment obligations of any Guarantor under this Section 4.06 shall be subordinate and subject in right of payment to the Obligations until such time as the Obligations have been Fully Satisfied, and none of the Guarantors shall exercise any right or remedy under this Section 4.06 against any other Guarantor until such Obligations have been Fully Satisfied. For purposes of this Section 4.06, (a) "Excess Payment" shall mean the amount paid by any Guarantor in excess of its Ratable Share of any Guaranteed Obligations; (b) "Ratable Share" shall mean, for any Guarantor in respect of any payment of Obligations, the ratio (expressed as a percentage) as of the date of such payment of Guaranteed Obligations of (i) the amount by which the aggregate fair salable value (as of such date) of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (ii) the amount by which the aggregate fair salable value (as of such date) of all assets and other properties of all of the Loan Parties exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Loan Parties hereunder) of the Loan Parties; provided, however, that, for purposes of calculating the Ratable Shares of the Guarantors in respect of any payment of Obligations, any Guarantor that became a Guarantor subsequent to the date of any such payment shall be deemed to have been a Guarantor on the date of such payment and the financial information for such Guarantor as of the date such Guarantor became a Guarantor shall be utilized for such Guarantor in connection with such payment; (c) "Contribution Share" shall mean, for any Guarantor in respect of any Excess Payment made by any other Guarantor, the ratio (expressed as a percentage) as of the date of such Excess Payment of (i) the amount by which the aggregate fair salable value (as of such date) of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (ii) the amount by which the aggregate fair salable value (as of such date) of all assets and other properties of the Loan Parties other than the maker of such Excess Payment exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Loan Parties) of the Loan Parties other than the maker of such Excess Payment; provided, however, that, for purposes of calculating the Contribution Shares of the Guarantors in respect of any Excess Payment, any Guarantor that became a Guarantor subsequent to the date of any such Excess Payment shall be deemed to have been a Guarantor on the date of such Excess Payment and the financial information for such Guarantor as of the date such Guarantor became a Guarantor shall be utilized for such Guarantor in connection with such Excess Payment; and (d) "Guaranteed Obligations" shall mean the Obligations guaranteed by the Guarantors pursuant to this Article IV. This Section 4.06 shall not be deemed to affect any right of subrogation, indemnity, reimbursement or contribution that any Guarantor may have under Law against the Borrower in respect of any payment of Guaranteed Obligations.

        4.07    GUARANTEE OF PAYMENT; CONTINUING GUARANTEE.

        The guarantee in this Article IV is a guaranty of payment and not of collection, is a continuing guarantee, and shall apply to all Obligations whenever arising.

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

                                    ARTICLE V
                        CONDITIONS PRECEDENT TO BORROWING

        5.01    CONDITIONS OF BORROWING.

        The obligation of each Lender to make its portion of the Priority Term Loan is subject to satisfaction of the following conditions precedent:

                (a) Loan Documents, Organization Documents, Etc. The Administrative Agent's receipt of the following, each of which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party and/or of each other party thereto, each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date) and each in form and substance satisfactory to the Administrative Agent and its legal counsel:

                        (i) executed counterparts of this Agreement and the other Loan Documents;

                        (ii) a Note executed by the Borrower in favor of each Lender requesting a Note;

                        (iii) executed counterparts of the Intercreditor Agreement;

                        (iv) copies of the Organization Documents of the Borrower and each Collateral Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, and certified by a secretary or assistant secretary of such Person to be true and correct as of the Closing Date;

                        (v) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party; and

                        (vi) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in (A) the jurisdiction of its incorporation or organization and
                (B) each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

                (b)     Opinions of Counsel. The Administrative Agent shall have

        received, in each case dated as of the Closing Date and in form and substance reasonably satisfactory to the Administrative Agent:

                        (i) a legal opinion of Henslee and Cassidy, LLP, counsel for the Loan Parties (which shall cover, among other things, authority, legality, validity, binding effect and enforceability of the Loan Documents and non-contravention with Laws and other agreements (including the Existing Credit Agreement)); and

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

                        (ii) a legal opinion of special local counsel for each Collateral Party.

                (c) Personal Property Collateral. The Administrative Agent shall have received:

                        (i) searches of Uniform Commercial Code filings in the jurisdiction of the chief executive office of each Collateral Party and each jurisdiction where any Collateral is located or where a filing would need to be made in order to perfect the Administrative Agent's security interest in the Collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens;

                        (ii) duly executed UCC financing statements for each appropriate jurisdiction as is necessary, in the Administrative Agent's sole discretion, to perfect the Administrative Agent's security interest in the Collateral;

                        (iii) searches of ownership of, and Liens on, intellectual property of each Collateral Party in the appropriate governmental offices;

                        (iv) duly executed notices of grant of security interest in the form required by the Pledge and Security Agreement as are necessary, in the Administrative Agent's sole discretion, to perfect the Administrative Agent's security interest in the Collateral;

                        (v) all instruments and chattel paper in the possession of any of the Collateral Parties to the extent not previously delivered to the agent under the Existing Credit Agreement, together with allonges or assignments as may be necessary or appropriate to perfect the Administrative Agent's security interest in the Collateral;

                        (vi) duly executed consents as are necessary, in the Administrative Agent's sole discretion, to perfect the Administrative Agent's security interest in any material Collateral; and

                        (vii) in the case of any material personal property Collateral located at a premises leased by a Collateral Party, such estoppel letters, consents and waivers from the landlords on such real property as may be required by the Administrative Agent.

                (d) Real Property Collateral. The Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent:

                        (i) fully executed and notarized mortgages, deeds of trust or deeds to secure debt (each, as the same may be amended, modified, restated or supplemented from time to time, a "Mortgage Instrument" and collectively the "Mortgage Instruments") encumbering the fee interest and/or leasehold interest of any Collateral Party in each of the real properties designated in Schedule 5.01(d) (each a "Mortgaged Property" and collectively the "Mortgaged Properties");

                        (ii) maps or plats of a survey of the sites of the real property covered by the Mortgage Instruments certified to the Administrative Agent and the title insurance company issuing the policies referred to in Section 5.01(d)(iv) (the "Title Insurance Company") in a manner reasonably satisfactory to each of the Administrative Agent and the Title Insurance Company, dated a date reasonably satisfactory to each of the Administrative Agent and the Title Insurance Company by an independent professional

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

                licensed land surveyor, which maps or plats and the surveys on which they are based shall be reasonably satisfactory to the Administrative Agent;

                        (iii) ALTA mortgagee title insurance policies issued by either Lawyers Title Insurance Corporation or Commonwealth Land Title Insurance Corporation (the "Mortgage Policies") with respect to each Mortgaged Property, assuring the Administrative Agent that each of the Mortgage Instruments creates a valid and enforceable first priority mortgage lien on the applicable Mortgaged Property, free and clear of all defects and encumbrances except Permitted Liens, which Mortgage Policies shall otherwise be in form and substance reasonably satisfactory to the Administrative Agent and shall include such endorsements as are reasonably requested by the Administrative Agent;

                        (iv) evidence as to (A) whether any Mortgaged Property is in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards (a "Flood Hazard Property") and (B) if any Mortgaged Property is a Flood Hazard Property, (1) whether the community in which such Mortgaged Property is located is participating in the National Flood Insurance Program, (2) the applicable Collateral Party's written acknowledgment of receipt of written notification from the Administrative Agent (a) as to the fact that such Mortgaged Property is a Flood Hazard Property and (b) as to whether the community in which each such Flood Hazard Property is located is participating in the National Flood Insurance Program and (3) copies of insurance policies or certificates of insurance of the Collateral Parties evidencing flood insurance satisfactory to the Administrative Agent and naming the Administrative Agent as loss payee on behalf of the Lenders; and

                        (v) a copy of any phase I, phase II or other environmental report completed within the 2 years prior to the Closing Date with respect to any Mortgaged Property.

                (e) Evidence of Insurance. Receipt by the Administrative Agent of copies certificates of insurance of the Collateral Parties evidencing liability and casualty insurance meeting the requirements set forth in the Loan Documents, including, but not limited to, naming the Administrative Agent as additional insured (in the case of liability insurance) or loss payee (in the case of hazard insurance).

                (f) Government Consent. Receipt by the Administrative Agent of evidence that all governmental, shareholder and material third party consents and approvals necessary or desirable in connection with this Agreement and the other Loan Documents have been obtained.

                (g) Sixth Amendment. Receipt by the Administrative Agent of satisfactory evidence that all conditions precedent to the effectiveness of the Sixth Amendment (other than the effectiveness of this Agreement) have been satisfied and that such Sixth Amendment is effective (or will be effective simultaneously with the effectiveness of this Agreement) in accordance with the terms thereof.

                (h) Representations and Warranties. The representations and warranties of the Borrower and each other Loan Party contained in
        Article VI or in any other Loan Document, or which are contained in any document furnished under or in connection herewith or therewith, shall be true and correct on and as of the Closing Date.

                (i) No Default. No Default shall exist, or would result from the Borrowing.

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

                (j) Litigation. There shall not exist (i) any order, decree, judgment, ruling or injunction which restrains the closing of this Agreement or (ii) any pending or threatened action, suit, investigation or proceeding, which, if adversely determined, could materially and adversely affect the Borrower or any of its Subsidiaries, or the ability of the Borrower and/or any of the Guarantors to perform its obligations under the Loan Documents or the ability of the Administrative Agent and/or the Lenders to exercise its or their rights thereunder.

                (k) Officer's Certificates. The Administrative Agent shall have received a certificate or certificates executed by a Responsible Officer of the Borrower as of the Closing Date, in form and substance satisfactory to the Administrative Agent, stating that (i) the Borrower and, to the best knowledge of the Borrower, each other Loan Party is in compliance with all material existing financial obligations, (ii) all governmental, shareholder and material third party consents and approvals necessary or desirable in connection with this Agreement and the other Loan Documents have been obtained (and attaching copies thereof), and (iii) immediately after giving effect to this Agreement and the transactions contemplated hereby, (A) no Default or Event of Default exists and (B) the Loan Parties are in compliance with each of the financial covenants set forth in Sections 7.12, 7.13 and 7.14 of the Incorporated Covenants.

                (l) Fees and Expenses. Any fees and expenses required to be paid to the Arranger, the Administrative Agent and the Lenders on or before the Closing Date shall have been paid.

                (m) Attorney Costs. Unless waived by the Administrative Agent, the Borrower shall have paid all Attorney Costs of the Administrative Agent to the extent invoiced prior to or on the Closing Date, plus such additional amounts of Attorney Costs as shall constitute its reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

        5.02    CONDITIONS TO CONTINUATIONS/CONVERSIONS.

        The obligation of each Lender to honor a continuation or, or a conversion to, a Eurodollar Rate Loan is subject to the following conditions precedent:

                (a) The representations and warranties of the Borrower and each other Loan Party contained in Article VI (including, without limitation, the Incorporated Representations) or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct on and as of the date of such continuation or conversion, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

                (b) No Default shall exist, or would result from such proposed continuation or conversion.

                (c) There shall not have been commenced against any Consolidated Party an involuntary case under any applicable Debtor Relief Law, now or hereafter in effect, or any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or for the winding up or liquidation of its affairs, and such involuntary case or other case, proceeding or other action shall remain undismissed.

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

                (d) The Administrative Agent shall have received a Notice of Continuation/Conversion in accordance with the requirements hereof.

                Each Notice of Continuation/Conversion submitted by the Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 5.02(a), (b) and (c) have been satisfied on and as of the date of the applicable continuation or conversion.

                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES

        Each Loan Party represents and warrants to the Administrative Agent and the Lenders that:

        6.01    EXISTENCE, QUALIFICATION AND POWER; COMPLIANCE WITH LAWS.

        Each Loan Party has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under the Loan Documents, if any, to which it is a party.

        6.02    AUTHORIZATION; NO CONTRAVENTION.

        The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is party, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person's Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, (i) any Contractual Obligation to which such Person is a party or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law.

        6.03    GOVERNMENTAL AUTHORIZATION; OTHER CONSENTS.

        No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, except for (a) the consent of the lenders under the Existing Credit Agreement provided pursuant to the Sixth Amendment and (b) filings to perfect the Liens created by the Collateral Documents.

        6.04    BINDING EFFECT; VALIDITY OF LIENS.

        This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms except as enforceability may be limited by applicable Debtor Relief Laws and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). The Collateral Documents create valid security interests in, and Liens on, the Collateral purported to be covered thereby, which upon perfection thereof will be prior to all other Liens other than Permitted Liens.

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

        6.05    FINANCIAL STATEMENTS; NO MATERIAL ADVERSE EFFECT.

                (a) The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present the financial condition of the Consolidated Parties as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and
        (iii) show all material indebtedness and other liabilities, direct or contingent, of the Consolidated Parties as of the date thereof, including liabilities for taxes, material commitments and Indebtedness.

                (b) The unaudited consolidated financial statements of the Consolidated Parties dated September 3, 2001, and the related consolidated statements of income or operations, shareholders' equity and cash flows for the fiscal quarter ended on that date (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and
        (ii) fairly present the financial condition of the Consolidated Parties as of the date thereof and their results of operations for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments.

                (c) During the period from December 31, 2001 to and including the Closing Date, there has been no sale, transfer or other disposition by any Consolidated Party of any material part of the business or Property of the Consolidated Parties, taken as a whole, and no purchase or other acquisition by any of them of any business or property (including any Capital Stock of any other Person) material in relation to the consolidated financial condition of the Consolidated Parties, taken as a whole, in each case, which is not reflected in the foregoing financial statements or in the notes thereto and has not otherwise been disclosed in writing to the Lenders on or prior to the Closing Date.

                (d) Since the date of the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

        6.06    NO DEFAULT.

        No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

        6.07    GUARANTORS.

        Set forth on the signature pages to this Agreement are all Guarantors under (and as defined in) the Existing Credit Agreement.

        6.08    REPRESENTATIONS AND WARRANTIES FROM OTHER LOAN DOCUMENTS.

        Each of the representations and warranties made by any of the Loan Parties in any of the other Loan Documents is true and correct in all material respects.

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

        6.09 INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM EXISTING CREDIT AGREEMENT.

        Each Loan Party hereby represents and warrants that the representations and warranties contained in Article IV of the Existing Credit Agreement (other than any of the representations and warranties set forth in Sections 4.1(b),
(c), (j)(i), (j)(ii), (k) and (n) of the Existing Credit Agreement) as in effect as of the Closing Date after giving effect to the Sixth Amendment (the "Incorporated Representations") are true and correct. The Incorporated Representations are hereby incorporated by reference to the same extent and with the same effect as if set forth fully herein, and such Incorporated Representations shall be binding on each Loan Party and shall inure to the benefit of the Lenders, without giving effect to any waiver, amendment, modification, replacement or termination of the Existing Credit Agreement or any term or provision of the Incorporated Representations occurring subsequent to the Closing Date, except to the extent otherwise specifically provided in
Section 10.01. For purposes of the incorporation of the Incorporated Representations pursuant to this Section 6.09, all references in the Incorporated Representations (a) to an "Advance" shall be deemed to refer to the "Borrowing" hereunder, (b) to the "Determining Lenders" shall be deemed to refer to the Required Lenders as defined in Section 1.01 hereof, (c) to the "Facility A Term Loan Maturity Date," the "Facility B Term Loan Maturity Date" or the "Release Date" shall refer to the Maturity Date hereunder, (d) to an "Obligor" shall be deemed to refer to a "Loan Party" hereunder, (e) to a "Subsidiary Guaranty" shall be deemed to refer to a "Joinder Agreement" as defined in
Section 1.01 hereof and (f) to "Articles," "Sections," "Schedules" or "Exhibits" shall be deemed to refer to Articles, Sections, Schedules or Exhibits of or to the Existing Credit Agreement unless otherwise specifically provided.

                                   ARTICLE VII
                                    COVENANTS

        7.01    USE OF PROCEEDS.

        The Borrower shall use the proceeds of the Priority Term Loan for working capital and general corporate purposes of the Borrower and its Subsidiaries and not in contravention of any Law or of any Loan Document.

        7.02    NEW GUARANTORS.

        At any time a direct or indirect Subsidiary of the Borrower executes a Subsidiary Guaranty after the Closing Date pursuant to the terms of the Existing Credit Agreement, the Borrower shall cause such Subsidiary to become a Guarantor hereunder by executing a Joinder Agreement.

        7.03    PLEDGED ASSETS.

        Each Collateral Party will (a) cause all of its owned and material leased real and personal Property to be subject at all times to first priority, perfected and, in the case of real Property, title insured Liens in favor of the Administrative Agent to secure the Obligations pursuant to the terms and conditions of the Collateral Documents or, with respect to any such Property acquired subsequent to the Closing Date, such other additional security documents as the Administrative Agent shall reasonably request, subject in any case to Permitted Liens and (b) deliver such other documentation as the Administrative Agent may reasonably request in connection with the foregoing, including, without limitation, appropriate UCC-1 financing statements, real estate title insurance policies, surveys, environmental reports, landlord's waivers, certified resolutions and other organizational and authorizing documents of such Person, favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above and the perfection of the

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Administrative Agent's Liens thereunder) and other items of the types required to be delivered pursuant to Section 5.01(c) and (d), all in form, content and scope reasonably satisfactory to the Administrative Agent. Without limiting the generality of the above, the Collateral Parties will cause (i) 100% of the issued and outstanding Capital Stock of each Domestic Subsidiary of a Collateral Party and (ii) 65% (or such greater percentage that, due to a change in an applicable Law after the date hereof, (1) could not reasonably be expected to cause the undistributed earnings of such Foreign Subsidiary as determined for United States federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary's United States parent and (2) could not reasonably be expected to cause any material adverse tax consequences) of the issued and outstanding Capital Stock entitled to vote (within the meaning of Treas. Reg.
Section 1.956-2(c)(2)) and 100% of the issued and outstanding Capital Stock not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) in each Foreign Subsidiary directly owned by a Collateral Party or any Domestic Subsidiary of a Collateral Party to be subject at all times to a perfected Lien in favor of the Administrative Agent pursuant to the terms and conditions of the Collateral Documents or such other security documents as the Administrative Agent shall reasonably request.

        7.04    INCORPORATION OF COVENANTS FROM EXISTING CREDIT AGREEMENT.

        Each Loan Party hereby covenants and agrees to the covenants contained in Articles V, VI and VII of the Existing Credit Agreement (other than any of the covenants set forth in Sections 5.8 and 5.14 of the Existing Credit Agreement) as in effect as of the Closing Date after giving effect to the Sixth Amendment (the "Incorporated Covenants"). The Incorporated Covenants are hereby incorporated by reference to the same extent and with the same effect as if set forth fully herein, and such Incorporated Covenants shall be binding on each Loan Party and shall inure to the benefit of the Lenders, without giving effect to any waiver, amendment, modification, replacement or termination of the Existing Credit Agreement, or any term or provision of the Incorporated Covenants, occurring subsequent to the Closing Date, except to the extent otherwise specifically provided in Section 10.01. For purposes of the incorporation of the Incorporated Covenants pursuant to this Section 7.04, all references in the Incorporated Representations (a) to an "Advance" shall be deemed to refer to the "Borrowing" hereunder, (b) to the "Determining Lenders" shall be deemed to refer to the Required Lenders as defined in Section 1.01 hereof, (c) to the "Facility A Term Loan Maturity Date," the "Facility B Term Loan Maturity Date" or the "Release Date" shall refer to the Maturity Date hereunder, (d) to an "Obligor" shall be deemed to refer to a "Loan Party" hereunder, (e) to a "Subsidiary Guaranty" shall be deemed to refer to a "Joinder Agreement" as defined in Section 1.01 hereof and (f) to "Articles," "Sections," "Schedules" or "Exhibits" shall be deemed to refer to Articles, Sections, Schedules or Exhibits of or to the Existing Credit Agreement unless otherwise specifically provided.

        7.05    ADDITIONAL COVENANTS.

        Notwithstanding the terms of the Incorporated Covenants to the contrary, during the term of this Agreement the Borrower shall not, nor shall it permit any Subsidiary to:

                (a) make any payment or prepayment of the principal component of any Indebtedness of the Borrower or any of its Subsidiaries (including, without limitation, Indebtedness under the Existing Credit Agreement) other than (i) Indebtedness under this Agreement, (ii) scheduled amortization payments or maturities, (iii) mandatory prepayments of loans and other obligations required pursuant to the terms of the Existing Credit Agreement as in effect on the Closing Date after giving effect to the Sixth Amendment and (iv) any payment to satisfy an arbitration award representing the contingent purchase price for the Coto de Caza Country Club in Orange County, California ("Coto de Caza") in an aggregate amount not to exceed $20,000,000;

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

                (b) incur any Indebtedness other than (i) Indebtedness under the Existing Credit Agreement as in effect on the Closing Date after giving effect to the Sixth Amendment, (ii) Indebtedness permitted by Sections 7.1(c), (d), (e) and (f) of the Incorporated Covenants, (iii) Indebtedness secured by Liens permitted pursuant to clause (k) of the definition of Permitted Liens, (iv) Indebtedness incurred by the owner of Coto de Caza in an aggregate amount not to exceed $15,000,000, the proceeds of which are applied to the payment permitted pursuant to
        Section 7.05(a)(iv) and Section 7.05(d)(iv) and (v) Indebtedness the proceeds of which are used to repay the Obligations in full;

                (c) amend, modify, supplement, restate or waive any term of, or permit the amendment, modification, supplement, restatement or waiver of any term of, the Existing Credit Agreement or any other Loan Document (as defined in the Existing Credit Agreement) if such amendment, modification, supplement, restatement or waiver would (i) limit the Net Cash Proceeds available to prepay Obligations, (ii) result in the covenants, events of default or remedies with respect to the Existing Credit Agreement being materially more adverse to the Lenders than the terms and provisions of the Existing Credit Agreement prior to such amendment, modification, supplement, restatement or waiver and (iii) reasonably be expected to have an adverse effect on the Lenders;

                (d) make any Acquisition or Investment other than (i) Investments permitted by Sections 7.4(a), (b), (c), (d) and (e) of the Incorporated Covenants, (ii) Investments permitted by Sections 7.4(f) and (g) of the Incorporated Covenants and outstanding on the Closing Date, (iii) Investments consisting of cash or Cash Equivalents made in Non-Guarantors after the Closing Date (A) as permitted by clauses (iv) and (v) of this subsection (d) and (B) as permitted by Sections 7.4(f) and (g) of the Incorporated Covenants; provided that the Net Investment Amount in all Non-Guarantors, measured at the end of each Fiscal Quarter, shall be less than or equal to $0, (iv) the Acquisition of North Lake Golf Course located in Brisbane, Australia; provided that the total consideration for the North Lake Golf Course paid by the Borrower and its Subsidiaries after the Closing Date shall not exceed $7,000,000 AUD, and (v) any payment to satisfy an arbitration award representing the contingent purchase price for Coto de Caza in an aggregate amount not to exceed $20,000,000; and

                (e) make any Restricted Payment other than (i) any Dividend permitted by Section 7.9(a) of the Incorporated Covenants and (ii) any payment or prepayment of the principal component of any Indebtedness of the Borrower or any of its Subsidiaries permitted by Section 7.05(a).

                                  ARTICLE VIII
                         EVENTS OF DEFAULT AND REMEDIES

        8.01    EVENTS OF DEFAULT.

        (a) Each Loan Party hereby agrees that the events of default set forth in Section 8.1 of the Existing Credit Agreement (other than Section 8.1(b) of the Existing Credit Agreement) as in effect as of the Closing Date after giving effect to the Sixth Amendment (the "Incorporated Events of Default") are hereby incorporated by reference to the same extent and with the same effect as if set forth fully herein, and such Incorporated Events of Default shall be binding on such Loan Party and shall inure to the benefit of the Lenders, without giving effect to any waiver, amendment, modification, replacement or termination of the Existing Credit Agreement, or any term or provision of the Incorporated Events of Default,

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

occurring subsequent to the Closing Date, except to the extent otherwise specifically provided in Section 10.01. For purposes of the incorporation of the Incorporated Events of Default pursuant to this Section 8.01, all references in the Incorporated Representations (i) to an "Advance" shall be deemed to refer to the "Borrowing" hereunder, (ii) to the "Determining Lenders" shall be deemed to refer to the Required Lenders as defined in Section 1.01 hereof, (iii) to the "Facility A Term Loan Maturity Date," the "Facility B Term Loan Maturity Date" or the "Release Date" shall refer to the Maturity Date hereunder, (iv) to an "Obligor" shall be deemed to refer to a "Loan Party" hereunder, (v) to a "Subsidiary Guaranty" shall be deemed to refer to a "Joinder Agreement" as defined in Section 1.01 hereof and (vi) to "Articles," "Sections," "Schedules" or "Exhibits" shall be deemed to refer to Articles, Sections, Schedules or Exhibits of or to the Existing Credit Agreement unless otherwise specifically provided.

        (b) Each of the following shall constitute an event of default hereunder (each an "Event of Default"), whatever the reason for such event, and whether voluntary, involuntary, or effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or non-governmental body:

                (i) The Borrower shall fail to pay any (A) principal of the Priority Term Loan when due; or (B) interest with respect to the Priority Term Loan or any fees payable hereunder or any other costs, fees, expenses or other amounts payable hereunder or under any other Loan Document within the earlier of (x) three days after the date due or
        (y) one Business Day after written notice thereof from the Administrative Agent;

                (ii) An Incorporated Event of Default shall occur and be continuing; and

                (iii) An "Event of Default" as defined in the Existing Credit Agreement shall occur and be continuing.

        8.02    REMEDIES UPON EVENT OF DEFAULT.

        If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions, subject to the terms of the Intercreditor Agreement:

                (a) declare the unpaid principal amount of the outstanding Priority Term Loan, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Loan Parties; and

                (b) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable law;

provided, however, that upon the occurrence of Event of Default pursuant to
Section 8.1(e) or (f) of the Incorporated Events of Default, the unpaid principal amount of the Priority Term Loan and all interest and other amounts as aforesaid shall automatically become due and payable without further act of the Administrative Agent or any Lender.

        8.03    APPLICATION OF FUNDS.

        After the acceleration of the Obligations as provided for in Section 8.02(b) (or after the Priority Term Loan has automatically become immediately due and payable as set forth in the proviso to

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

Section 8.02), any amounts received on account of the Obligations shall be applied by the Administrative Agent in the following order:

        First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including Attorney Costs and amounts payable under Article III) payable to the Administrative Agent in its capacity as such;

        Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including Attorney Costs and amounts payable under Article III), ratably among them in proportion to the amounts described in this clause Second payable to them;

        Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Priority Term Loan, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them;

        Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Priority Term Loan, ratably among the Lenders in proportion to the respective amounts described in this clause Fourth held by them;

        Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the administrative agent under the Existing Credit Agreement, and then to the Borrower or as otherwise required by Law.

                                   ARTICLE IX
                              ADMINISTRATIVE AGENT

        9.01    APPOINTMENT AND AUTHORIZATION OF ADMINISTRATIVE AGENT.

        Each Lender hereby irrevocably appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement, each other Loan Document and the Intercreditor Agreement and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement, any other Loan Document or the Intercreditor Agreement, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement, any other Loan Document or the Intercreditor Agreement or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" herein, in the other Loan Documents and in the Intercreditor Agreement with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

        9.02    DELEGATION OF DUTIES.

        The Administrative Agent may execute any of its duties under this Agreement, any other Loan Document or the Intercreditor Agreement by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such

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

duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.

        9.03    LIABILITY OF ADMINISTRATIVE AGENT.

        No Agent-Related Person shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement, any other Loan Document, the Intercreditor Agreement or the transactions contemplated hereby or thereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein), or (b) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by any Loan Party or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Loan Party or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party or any Affiliate thereof.

        9.04    RELIANCE BY ADMINISTRATIVE AGENT.

        (a) The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Loan Party), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under any Loan Document or under the Intercreditor Agreement unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement, any other Loan Document or the Intercreditor Agreement in accordance with a request or consent of the Required Lenders (or such greater number of Lenders as may be expressly required hereby in any instance) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

        (b) For purposes of determining compliance with the conditions specified in Section 5.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

        9.05    NOTICE OF DEFAULT.

        The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default and stating that such notice is a "notice of default." The Administrative Agent will notify the

Lenders of its receipt of any such notice. The Administrative Agent shall take such action with respect to such Default as may be directed by the Required Lenders in accordance with Article VIII; provided, however, that unless and until the Administrative Agent has received any such direction, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable or in the best interest of the Lenders.

        9.06    CREDIT DECISION; DISCLOSURE OF INFORMATION BY ADMINISTRATIVE
        AGENT.

        Each Lender acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by the Administrative Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and the other Loan Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent herein, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person.

        9.07    INDEMNIFICATION OF ADMINISTRATIVE AGENT.

        Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand each Agent-Related Person (to the extent not reimbursed by or on behalf of any Loan Party and without limiting the obligation of any Loan Party to do so), pro rata, and hold harmless each Agent-Related Person from and against any and all Indemnified Liabilities incurred by it; provided, however, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities to the extent determined in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from such Agent-Related Person's own gross negligence or willful misconduct; provided further, however, that no action taken in accordance with the directions of the Required Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Loan Parties. The undertaking in this Section shall survive the payment of all Obligations and the resignation of the Administrative Agent.

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        9.08    ADMINISTRATIVE AGENT IN ITS INDIVIDUAL CAPACITY.

        Bank of America and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Loan Parties and their respective Affiliates as though Bank of America were not the Administrative Agent hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, Bank of America or its Affiliates may receive information regarding any Loan Party or its Affiliates (including information that may be subject to confidentiality obligations in favor of such Loan Party or such Affiliate) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. With respect to its portion of the Priority Term Loan, Bank of America shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" include Bank of America in its individual capacity.

        9.09    SUCCESSOR ADMINISTRATIVE AGENT.

        The Administrative Agent may resign as Administrative Agent upon 30 days' notice to the Lenders. If the Administrative Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor administrative agent for the Lenders, which successor administrative agent shall be consented to by the Borrower at all times other than during the existence of an Event of Default (which consent of the Borrower shall not be unreasonably withheld or delayed). If no successor administrative agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and the Borrower, a successor administrative agent from among the Lenders. Upon the acceptance of its appointment as successor administrative agent hereunder, the Person acting as such successor administrative agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent, the term "Administrative Agent" shall mean such successor administrative agent, and the retiring Administrative Agent's appointment, powers and duties as Administrative Agent shall be terminated without any other or further act or deed on the part of such retiring Administrative Agent or any other Lender. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article IX and Sections 10.04 and 10.05 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. If no successor administrative agent has accepted appointment as Administrative Agent by the date which is 30 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.

        9.10    ADMINISTRATIVE AGENT MAY FILE PROOFS OF CLAIM.

        In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of the Priority Term Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise

                (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Priority Term Loan and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Section 2.05 and Section 10.04) allowed in such judicial proceeding; and

                (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.05 and 10.04.

        Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

        9.11    COLLATERAL AND GUARANTY MATTERS.

        The Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion,

                (a) to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon payment in full of all Obligations (other than contingent indemnification obligations), (ii) that is transferred or to be transferred as part of or in connection with any Disposition permitted hereunder or under any other Loan Document, or (iii) subject to Section 10.01, if approved, authorized or ratified in writing by the Required Lenders; and

                (b) to release any Guarantor from its obligations under the Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder.

        Upon the request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent's authority to release or subordinate its interest in particular types or items of Property, or to release any Guarantor from its obligations under the Guaranty pursuant to this
Section 9.11.

                                    ARTICLE X
                                  MISCELLANEOUS

        10.01   AMENDMENTS, ETC.

        No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrower or the applicable Loan Party, as the case may be, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall:

                (a) increase any Lender's portion of the Priority Term Loan without the written consent of such Lender (it being understood and agreed that a waiver of any Default or Event of Default shall not constitute an increase in any Lender's portion of the Priority Term
        Loan);

                (b) postpone any date fixed by this Agreement or any other Loan Document for any payment (excluding mandatory prepayments pursuant to Section 2.03(b)) of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby;

                (c) reduce the principal of, or the rate of interest specified herein on, the Priority Term Loan, or any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby; provided, however, that only the consent of the Required Lenders shall be necessary to amend the definition of "Default Rate" or to waive any obligation of the Borrower to pay interest at the Default Rate;

                (d) change Section 2.09 or Section 8.03 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender;

                (e) change any provision of this Section or the definition of "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender;

                (f) except as the result of or in connection with a Disposition not prohibited by Section 7.7 of the Incorporated Covenants, release all or substantially all of the Collateral without the written consent of each Lender;

                (g) except as the result of or in connection with a dissolution, merger or disposition of a Loan Party not prohibited by
        Section 7.5 or Section 7.7 of the Incorporated Covenants, release the Borrower or all or substantially all of the other Loan Parties from its or their obligations under the Loan Documents without the written consent of each Lender;

and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; and (ii) no amendment, modification, supplement, waiver or restatement of any Incorporated Definition, Incorporated Representation, Incorporated Covenant or Incorporated Event of Default by the requisite parties to the Existing Credit Agreement shall be effective hereunder unless approved by the Lenders or Required Lenders, as applicable, pursuant to the terms of this Section 10.01.

        Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the such Lender's portion of the Priority Term Loan may not be increased without the consent of such Lender. The Borrower shall have the right, pursuant to the terms of Section 10.16, to replace any Defaulting Lender or any Lender that does not approve any amendment, consent or waiver of this Agreement or any other Loan Document that is approved by the requisite Lenders pursuant to this Section 10.01.

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

        Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above, (x) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Priority Term Loan, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code supersedes the unanimous consent provisions set forth herein and (y) the Required Lenders shall determine whether or not to allow a Loan Party to use cash collateral in the context of a bankruptcy or insolvency proceeding and such determination shall be binding on all of the Lenders.

        10.02   NOTICES AND OTHER COMMUNICATIONS; FACSIMILE COPIES.

        (a) General. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including by facsimile transmission). All such written notices shall be mailed, faxed or delivered to the applicable address, facsimile number or (subject to subsection
(c) below) electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

                (i) if to the Borrower or the Administrative Agent, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 10.02 or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties; and

                (ii) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the Borrower and the Administrative Agent.

        All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, four Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of subsection (c) below), when delivered; provided, however, that notices and other communications to the Administrative Agent pursuant to Article II shall not be effective until actually received by such Person. In no event shall a voicemail message be effective as a notice, communication or confirmation hereunder.

        (b) Effectiveness of Facsimile Documents and Signatures. Loan Documents may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually-signed originals and shall be binding on all Loan Parties, the Administrative Agent and the Lenders. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

        (c) Limited Use of Electronic Mail. Electronic mail and Internet and intranet websites may be used only to distribute routine communications, such as financial statements and other information as provided in Sections 6.1, 6.2, 6.3, 6.4(a), 6.4(e) and 6.4(g) of the Incorporated Covenants, and to distribute Loan Documents for execution by the parties thereto, and may not be used for any other purpose.

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

        (d) Reliance by Administrative Agent and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic Notices of Continuation/Conversion) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify each Agent-Related Person and each Lender from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

        10.03   NO WAIVER; CUMULATIVE REMEDIES.

        No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

        10.04   ATTORNEY COSTS, EXPENSES AND TAXES.

        Each Loan Party agrees (a) to pay or reimburse the Administrative Agent for all costs and expenses incurred in connection with the development, preparation, negotiation and execution of this Agreement and the other Loan Documents and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated hereby or thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby, including all Attorney Costs, and (b) to pay or reimburse the Administrative Agent and each Lender for all costs and expenses incurred in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or the other Loan Documents (including all such costs and expenses incurred during any "workout" or restructuring in respect of the Obligations and during any legal proceeding, including any proceeding under any Debtor Relief Law), including all Attorney Costs. The foregoing costs and expenses shall include all search, filing, recording, title insurance and appraisal charges and fees and taxes related thereto, and other out-of-pocket expenses incurred by the Administrative Agent and the cost of independent public accountants and other outside experts retained by the Administrative Agent or any Lender. All amounts due under this Section 10.04 shall be payable within ten Business Days after demand therefor. The agreements in this Section shall survive the repayment of all Obligations.

        10.05   INDEMNIFICATION BY THE BORROWER.

        Whether or not the transactions contemplated hereby are consummated, each Loan Party shall indemnify and hold harmless each Agent-Related Person, each Lender and their respective Affiliates, directors, officers, employees, counsel, agents and attorneys-in-fact (collectively the "Indemnitees") from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including Attorney Costs and settlement costs) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with (a) the execution, delivery, enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby, (b) the Priority Term Loan or the use or proposed use of the

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

proceeds therefrom, (c) any actual or alleged presence or release of Hazardous Substances on or from any property currently or formerly owned or operated by the Borrower, any Subsidiary or any other Loan Party, or any Environmental Liability related in any way to the Borrower, any Subsidiary or any other Loan Party, or (d) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Indemnitee is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"), in all cases, whether or not caused by or arising, in whole or in part, out of the negligence of the Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks or other similar information transmission systems in connection with this Agreement, nor shall any Indemnitee have any liability for any indirect or consequential damages relating to this Agreement or any other Loan Document or arising out of its activities in connection herewith or therewith (whether before or after the Closing Date). All amounts due under this
Section 10.05 shall be payable within ten Business Days after demand therefor. The agreements in this Section shall survive the resignation of the Administrative Agent, the replacement of any Lender and the repayment, satisfaction or discharge of all the Obligations.

        10.06   PAYMENTS SET ASIDE.

        To the extent that any payment by or on behalf of any Loan Party is made to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of set-off, and such payment or the proceeds of such set-off or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then
(a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect.

        10.07   SUCCESSORS AND ASSIGNS.

        (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (f) or (h) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.

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

        (b) Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of the Priority Term Loan at the time owing to it); provided that (i) except in the case of an assignment of the entire remaining amount of the assigning Lender's portion of the Priority Term Loan at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund (as defined in subsection (g) of this Section) with respect to a Lender, the aggregate amount of the Priority Term Loan subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if "Trade Date" is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000 unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); and (ii) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500. Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05, 10.04 and 10.05 with respect to facts and circumstances occurring prior to the effective date of such assignment). Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.

        (c) The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Administrative Agent's Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and principal amount of the Priority Term Loan owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

        (d) Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person or the Borrower or any of the Borrower's Affiliates or Subsidiaries) (each, a "Participant") in all or a portion of such Lender's rights and/or obligations under this Agreement (including all or a portion of the Priority Term Loan owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to
Section 10.01 that directly affects such Participant. Subject to subsection (e) of this Section, the Borrower agrees that each

Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.09 as though it were a Lender, provided such Participant agrees to be subject to
Section 2.09 as though it were a Lender.

        (e) A Participant shall not be entitled to receive any greater payment under Section 3.01 or 3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.01 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section
10.15 as though it were a Lender.

        (f) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

        (g)     As used herein, the following terms have the following meanings:

                "Eligible Assignee" means (a) a Lender; (b) an Affiliate of a Lender; (c) an Approved Fund; and (d) any other Person (other than a natural person) approved by (i) the Administrative Agent, and (ii) unless an Event of Default has occurred and is continuing, the Borrower (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, "Eligible Assignee" shall not include the Borrower or any of the Borrower's Affiliates or Subsidiaries.

                "Fund" means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

                "Approved Fund" means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

        (h) Notwithstanding anything to the contrary contained herein, any Lender that is a Fund may create a security interest in all or any portion of the Priority Term Loan owing to it and the Note, if any, held by it to the trustee for holders of obligations owed, or securities issued, by such Fund as security for such obligations or securities, provided that unless and until such trustee actually becomes a Lender in compliance with the other provisions of this Section 10.07, (i) no such pledge shall release the pledging Lender from any of its obligations under the Loan Documents and (ii) such trustee shall not be entitled to exercise any of the rights of a Lender under the Loan Documents even though such trustee may have acquired ownership rights with respect to the pledged interest through foreclosure or otherwise.

        10.08   CONFIDENTIALITY.

        Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature

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

of such Information and instructed to keep such Information confidential); (b) to the extent requested by any regulatory authority; (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process;
(d) to any other party to this Agreement; (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder; (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in, any of its rights or obligations under this Agreement or
(ii) any direct or indirect contractual counterparty or prospective counterparty (or such contractual counterparty's or prospective counterparty's professional advisor) to any credit derivative transaction relating to obligations of the Loan Parties; (g) with the consent of the Borrower; (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent or any Lender on a nonconfidential basis from a source other than the Borrower; or (i) to the National Association of Insurance Commissioners or any other similar organization. In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry, and service providers to the Administrative Agent and the Lenders in connection with the administration and management of this Agreement, the other Loan Documents, and the Priority Term Loan. For the purposes of this Section, "Information" means all information received from any Loan Party relating to any Loan Party or its business, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by any Loan Party; provided that, in the case of information received from a Loan Party after the date hereof, such information is clearly identified in writing at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

        10.09   SET-OFF.

        In addition to any rights and remedies of the Lenders provided by law, upon the occurrence and during the continuance of any Event of Default, each Lender is authorized at any time and from time to time, without prior notice to the Borrower or any other Loan Party, any such notice being waived by the Borrower (on its own behalf and on behalf of each Loan Party) to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender to or for the credit or the account of the respective Loan Parties against any and all Obligations owing to such Lender hereunder or under any other Loan Document, now or hereafter existing, irrespective of whether or not the Administrative Agent or such Lender shall have made demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or indebtedness. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

        10.10   INTEREST RATE LIMITATION.

        Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the "Maximum Rate"). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Priority Term Loan or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law,

(a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

        10.11   COUNTERPARTS.

        This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        10.12   INTEGRATION.

        This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of the Administrative Agent or the Lenders in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.

        10.13   SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

        All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of the Borrowing, and shall continue in full force and effect as long as Priority Term Loan or any other Obligation hereunder shall remain unpaid or unsatisfied.

        10.14   SEVERABILITY.

        If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        10.15   TAX FORMS.

                (a)     (i)     Each Lender that is not a "United States person"
        within the meaning of Section 7701(a)(30) of the Code (a "Foreign Lender") shall deliver to the Administrative Agent, prior to receipt of any payment subject to withholding under the Code (or upon accepting an assignment of an interest herein), two duly signed completed copies of either IRS Form W-8BEN or any successor thereto (relating to such Foreign Lender and entitling it to an exemption from, or reduction of, withholding tax on all payments to be made to such Foreign Lender by the Borrower pursuant to this Agreement) or IRS Form W-8ECI or any successor thereto (relating to all payments to be made to such Foreign Lender by the Borrower pursuant to this Agreement) or such other evidence satisfactory to the Borrower and the Administrative Agent that such Foreign Lender is entitled to an exemption from, or reduction of, U.S. withholding tax, including any exemption pursuant to Section 881(c) of the Code. Thereafter and from time to time, each such Foreign Lender shall (A) promptly submit to the Administrative Agent such additional duly completed and signed copies of one of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available under then current United States laws and regulations to avoid, or such evidence as is satisfactory to the Borrower and the Administrative Agent of any available exemption from or reduction of, United States withholding taxes in respect of all payments to be made to such Foreign Lender by the Borrower pursuant to this Agreement, (B) promptly notify the Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction, and (C) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary (including the re-designation of its Lending Office) to avoid any requirement of applicable Laws that the Borrower make any deduction or withholding for taxes from amounts payable to such Foreign Lender.

                        (ii) Each Foreign Lender, to the extent it does not act or ceases to act for its own account with respect to any portion of any sums paid or payable to such Lender under any of the Loan Documents (for example, in the case of a typical participation by such Lender), shall deliver to the Administrative Agent on the date when such Foreign Lender ceases to act for its own account with respect to any portion of any such sums paid or payable, and at such other times as may be necessary in the determination of the Administrative Agent (in the reasonable exercise of its discretion), (A) two duly signed completed copies of the forms or statements required to be provided by such Lender as set forth above, to establish the portion of any such sums paid or payable with respect to which such Lender acts for its own account that is not subject to U.S. withholding tax, and (B) two duly signed completed copies of IRS Form W-8IMY (or any successor thereto), together with any information such Lender chooses to transmit with such form, and any other certificate or statement of exemption required under the Code, to establish that such Lender is not acting for its own account with respect to a portion of any such sums payable to such Lender.

                        (iii) The Borrower shall not be required to pay any additional amount to any Foreign Lender under Section 3.01 (A) with respect to any Taxes required to be deducted or withheld on the basis of the information, certificates or statements of exemption such Lender transmits with an IRS Form W-8IMY pursuant to this Section 10.15(a) or
        (B) if such Lender shall have failed to satisfy the foregoing provisions of this Section 10.15(a); provided that if such Lender shall have satisfied the requirement of this Section 10.15(a) on the date such Lender became a Lender or ceased to act for its own account with respect to any payment under any of the Loan Documents, nothing in this Section 10.15(a) shall relieve the Borrower of its obligation to pay any amounts pursuant to Section 3.01 in the event that, as a result of any change in any applicable law, treaty or governmental rule, regulation or order, or any change in the interpretation, administration or application thereof, such Lender is no longer properly entitled to deliver forms, certificates or other evidence at a subsequent date establishing the fact that such Lender or other Person for the account of which such Lender receives any sums payable under any of the Loan Documents is not subject to withholding or is subject to withholding at a reduced rate.

                        (iv) The Administrative Agent may, without reduction, withhold any Taxes required to be deducted and withheld from any payment under any of the Loan Documents with respect to which the Borrower is not required to pay additional amounts under this Section 10.15(a).

                (b) Upon the request of the Administrative Agent, each Lender that is a "United States person" within the meaning of Section 7701(a)(30) of the Code shall deliver to the Administrative Agent two duly signed completed copies of IRS Form W-9. If such Lender fails to deliver such forms, then the Administrative Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable back-up withholding tax imposed by the Code, without reduction.

                (c) If any Governmental Authority asserts that the Administrative Agent did not properly withhold or backup withhold, as the case may be, any tax or other amount from payments made to or for the account of any Lender, such Lender shall indemnify the Administrative Agent therefor, including all penalties and interest, any taxes imposed by any jurisdiction on the amounts payable to the Administrative Agent under this Section, and costs and expenses (including Attorney Costs) of the Administrative Agent. The obligation of the Lenders under this Section shall survive the repayment of all Obligations hereunder and the resignation of the Administrative Agent.

        10.16   REPLACEMENT OF LENDERS.

        Under any circumstances set forth herein providing that the Borrower shall have the right to replace a Lender as a party to this Agreement, the Borrower may, upon notice to such Lender and the Administrative Agent, replace such Lender by causing such Lender to assign its outstanding portion of the Priority Term Loan (with the assignment fee to be paid by the Borrower in such instance) pursuant to Section 10.07(b) to one or more other Lenders or Eligible Assignees procured by the Borrower; provided, however, that if the Borrower elects to exercise such right with respect to any Lender pursuant to Section 3.06(b), it shall be obligated to replace all Lenders that have made similar requests for compensation pursuant to Section 3.01 or 3.04. The Borrower shall
(x) pay in full all principal, interest, fees and other amounts owing to such Lender through the date of replacement (including any amounts payable pursuant to Section 3.05), and (y) release such Lender from its obligations under the Loan Documents. Any Lender being replaced shall execute and deliver an Assignment and Assumption with respect to such Lender's outstanding portion of the Priority Term Loan.

        10.17   GOVERNING LAW.

        (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NORTH CAROLINA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE ADMINISTRATIVE AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

        (B) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NORTH CAROLINA SITTING IN MECKLENBURG COUNTY OR OF THE UNITED STATES FOR THE WESTERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH LOAN PARTY, THE ADMINISTRATIVE AGENT AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH LOAN PARTY, THE ADMINISTRATIVE AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO. EACH LOAN PARTY, THE ADMINISTRATIVE AGENT AND EACH LENDER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT

OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

        10.18   WAIVER OF RIGHT TO TRIAL BY JURY.

        EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

        10.19   ENTIRE AGREEMENT.

         THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:

                                        CLUBCORP, INC.

                                        By: /s/ John M. Massey, III
                                           -------------------------------------
                                        Name: John M. Massey, III
                                             -----------------------------------
                                        Title: Treasurer
                                              ----------------------------------

GUARANTORS:

                                        CLUBCORP USA, INC.,
                                             a Delaware corporation
                                        THE 191 CLUB, INC.,
                                             a Georgia corporation
                                        THE 410 CLUB MANAGEMENT CORP.,
                                             an Illinois corporation
                                        AKRON MANAGEMENT CORP.,
                                             an Ohio corporation
                                        APRIL SOUND MANAGEMENT CORP.,
                                             a Texas corporation
                                        ASPEN GLEN GOLF CLUB MANAGEMENT
                                             COMPANY, a Colorado corporation
                                        ATHLETIC CLUB AT THE EQUITABLE CENTER,
                                             INC., a New York corporation
                                        BANKERS CLUB, INC.,
                                             a Florida corporation
                                        BAY OAKS COUNTRY CLUB, INC.,
                                             a Texas corporation
                                        BECKETT RIDGE COUNTRY CLUB, INC.,
                                             an Ohio corporation
                                        BIENVILLE CLUB, INC.,
                                             an Alabama corporation
                                        BRAEMAR COUNTRY CLUB, INC.,
                                             a California corporation
                                        BROKEN ARROW MANAGEMENT CORP.,
                                             an Oklahoma corporation
                                        BROOKHAVEN COUNTRY CLUB, INC.,
                                             a Texas corporation
                                        BUCKHEAD CLUB, INC.,
                                             a Georgia corporation
                                        BUNKER HILL CLUB, INC.,
                                             a California corporation
                                        BR GP, INC.,
                                             a Georgia corporation
                                        BIRCHRIVER GOLF MANAGEMENT, INC.,
                                             a Georgia corporation

                                        CANYON CREST COUNTRY CLUB, INC.,
                                             a California corporation
                                        CANYON GATE AT LAS VEGAS, INC.,
                                             a Nevada corporation
                                        CANYON SPRINGS GOLF CLUB, INC.,
                                             a Texas corporation
                                        CAPITAL CITY CLUB OF MONTGOMERY,
                                             INC., an Alabama corporation
                                        CAPITAL CITY CLUB OF RALEIGH, INC.,
                                             a North Carolina corporation
                                        CAPITAL CLUB, INC.,
                                             a Virginia corporation
                                        CCA SILBAND/GOLFCORP/ROUND ROCK,
                                             INC., a Texas corporation
                                        CCA SILBAND HOLDING CORPORATION,
                                             a Nevada corporation
                                        CCA SILBAND/GOLFCORP,
                                             a California corporation
                                        CCA SILBAND -- FAIRFIELD, INC.,
                                             a California corporation
                                        CCA SILBAND UPLAND HILLS CORP.,
                                             a California corporation
                                        SILBAND SPORTS CORP.,
                                             a California corporation
                                        PLANTATION SERVICES, INC.,
                                             a Texas corporation
                                        COUNTRY MEADOW MANAGEMENT, INC.,
                                             an Arizona corporation
                                        CCA GOLF CENTERS, INC.,
                                             a Texas corporation
                                        CCA GOLF CENTER-ARLINGTON, INC.,
                                             a Texas corporation
                                        CCA GOLF CENTER-CLEARWATER, INC.,
                                             a Florida corporation
                                        CCA SILBAND INVESTMENT CORP.,
                                             a Texas corporation
                                        U.S. GOLF MANAGEMENT, INC.,
                                             a Delaware corporation
                                        MIDDLETOWN, GOLF, INC.,
                                             a Pennsylvania corporation
                                        CENTER CLUB, INC.,
                                             a California corporation
                                        CENTRE CLUB, INC.,
                                             a Florida corporation
                                        CITRUS CLUB, INC.,
                                             a Florida corporation
                                        CITY CLUB OF SAN FRANCISCO, INC.,
                                             a California corporation
                                        CITY CLUB OF WASHINGTON, INC.,
                                             a District of Columbia corporation
                                        CLEAR CREEK HOLDING COMPANY,
                                             a Texas corporation
                                        CLUB AT BOSTON COLLEGE, INC.,
                                             a Massachusetts corporation
                                        THE CLUB AT CANYON GATE, INC.,
                                             a Nevada corporation
                                        CLUB AT CIMARRON, INC.,
                                             a Texas corporation
                                        CLUB AT FRANKLIN SQUARE, INC.,
                                             a District of Columbia corporation
                                        CLUB AT GLEN OAKS, INC.,
                                             an Iowa corporation
                                        CLUB AT SOCIETY CENTER, INC.,
                                             an Ohio corporation
                                        CLUB ATHLETIC CONSULTING, INC.,
                                             a Texas corporation
                                        CLUB CORPORATION OF CANADA, LTD.,
                                             a Canadian corporation
                                        CLUB FINANCIAL CORP.,
                                             a Nevada corporation
                                        CLUB HARRIS BRANCH REALTY, INC.,
                                             a Texas corporation
                                        CLUB LE CONTE, INC.,
                                             a Tennessee corporation
                                        CLUB WELLS BRANCH REALTY, INC.,
                                             a Texas corporation
                                        CWBR OF DELAWARE, INC.,
                                             a Texas corporation
                                        CLUB COMPANY REALTY, INC.,
                                             a Texas corporation
                                        CCRI OF DELAWARE, INC.,
                                             a Delaware corporation
                                        CLUBCORP BUYING SERVICES, INC.,
                                             a Delaware corporation
                                        CLUBCORP AVEN HOLDINGS, INC.,
                                             a Delaware corporation
                                        CLUBCORP GLOBAL HOLDINGS, INC.,
                                             a Delaware corporation
                                        CLUBCORP GLOBAL CONSULTING, INC.,
                                             a Delaware corporation
                                        CLUBCORP GRAPHICS, INC.,
                                             a Florida corporation
                                        COLUMBIA CAPITAL CITY CLUB CORP.,
                                             a South Carolina corporation
                                        COLUMBIA TOWER CLUB, INC.,
                                             a Washington corporation
                                        COMMERCE CLUB, INC.,
                                             a South Carolina corporation

                                        COTO PROPERTY HOLDINGS, INC.,
                                             a California corporation
                                        COUNTRYSIDE COUNTRY CLUB, INC.,
                                             a Florida corporation
                                        CROW CANYON MANAGEMENT CORP.,
                                             a California corporation
                                        DAYTON RACQUET CLUB, INC.,
                                             an Ohio corporation
                                        DEBARY MANAGEMENT CORP.,
                                             a Florida corporation
                                        DES MOINES CLUB TENANT CORP.,
                                             an Iowa corporation
                                        DES MOINES CLUB MANAGEMENT, INC.,
                                             an Iowa corporation
                                        DESERT FALLS COUNTRY CLUB, INC.,
                                             a California corporation
                                        DESERT OASIS GOLF CLUB MANAGEMENT
                                             CORP., a California corporation
                                        DIAMANTE GOLF CLUB MANAGEMENT, INC.,
                                             an Arkansas corporation
                                        DIAMANTE GOLF CLUB PARTNERS, INC.,
                                             an Arkansas corporation
                                        DIAMOND RUN CLUB, INC.,
                                             a Pennsylvania corporation
                                        THE DOWNTOWN CLUB, INC.,
                                             a Texas corporation
                                        EXCHANGE CLUB MANAGEMENT, INC.,
                                             an Illinois corporation
                                        FAIR OAKS CLUB CORP.,
                                             a Texas corporation
                                        FAIRLANE MANOR, INC.,
                                             a Michigan corporation
                                        FCS CORP.,
                                             a Nevada corporation
                                        FIRST CITY CLUB MANAGEMENT, INC.,
                                             a Georgia corporation
                                        FLORIDA GOLF CLUB OF GAINESVILLE,
                                             INC., a Florida corporation
                                        FORT BEND ACQUISITION CORP.,
                                             a Texas corporation
                                        FORTUNE FINANCIAL CORP.,
                                             a Texas corporation
                                        FOSSIL CREEK GOLF, INC.,
                                             a Texas corporation
                                        GCL CORPORATION,
                                             a California corporation
                                        GEORGE WASHINGTON UNIVERSITY CLUB, INC.,
                                             a District of Columbia corporation
                                        GLENDALE MANAGEMENT CORP.,
                                             a Wisconsin corporation
                                        GLENDALE RACQUET CLUB, INC.,
                                             a Wisconsin corporation
                                        GP BEAR'S BEST ATLANTA, INC.,
                                             a Georgia corporation
                                        GP BEAR'S BEST LAS VEGAS, INC.,
                                             a Nevada corporation
                                        GRANCH GOLF CLUB, INC.,
                                             an Arizona corporation
                                        GREENBRIER COUNTRY CLUB, INC.,
                                             a Virginia corporation
                                        GREENS GOLF & RACQUET CLUB, INC.,
                                             an Oklahoma corporation
                                        GREENSPOINT CLUB, INC.,
                                             a Texas corporation
                                        HACKBERRY CREEK COUNTRY CLUB, INC.,
                                             a Texas corporation
                                        HAILE PLANTATION MANAGEMENT CORP.,
                                             a Florida corporation
                                        HARBOUR CLUB OF CHARLESTON, INC.,
                                             a South Carolina corporation
                                        HEARTHSTONE COUNTRY CLUB, INC.,
                                             a Texas corporation
                                        HERITAGE CLUB, INC.,
                                             an Alabama corporation
                                        HILLS II OF LAKEWAY, INC.,
                                             a Texas corporation
                                        HOUSTON CITY CLUB, INC.,
                                             a Texas corporation
                                        HUNTER'S GREEN ACQUISITION CORP.,
                                             a Florida corporation
                                        INDIGO RUN ASSET CORP.,
                                             a South Carolina corporation
                                        IRVING CLUB ACQUISITION CORP.,
                                             a Texas corporation
                                        IW GOLF CLUB, INC.,
                                             a California corporation
                                        JEFFERSON CLUB, INC.,
                                             a Kentucky corporation
                                        KINGWOOD COUNTRY CLUB, INC.,
                                             a Texas corporation
                                        KNOLLWOOD COUNTRY CLUB, INC.,
                                             an Indiana corporation
                                        LAKES CLUB, INC.,
                                             an Arizona corporation
                                        LEGAV CORPORATION,
                                             a California corporation
                                        LIONSGATE GOLF CLUB, INC.,
                                             a Kansas corporation

                                        MANAGEMENT COMPANY FOR ASPEN GLEN, INC.,
                                             a Colorado corporation
                                        MANAGEMENT COMPANY FOR STONERIDGE CLUB,
                                             INC., a California corporation
                                        MANAGER FOR CCHH, INC.,
                                             a South Carolina corporation
                                        MANAGER FOR INDIGO RUN, INC.,
                                             a South Carolina corporation
                                        MEMORIAL STADIUM CLUB MANAGEMENT
                                             CORP., a Texas corporation
                                        MEMPHIS CITY CLUB, INC.,
                                             a Tennessee corporation
                                        METROPOLITAN CLUB OF CHICAGO, INC.,
                                             an Illinois corporation
                                        METROPOLITAN CLUB OF DENVER, INC.,
                                             a Colorado corporation
                                        MISSION HILLS COUNTRY CLUB, INC.,
                                             a California corporation
                                        NASHVILLE CLUB MANAGEMENT, INC.,
                                             a Tennessee corporation
                                        NETCLUB, INC.,
                                             a Texas corporation
                                        NEW ENGLAND COUNTRY CLUB MANAGEMENT,
                                             INC., a Massachusetts corporation
                                        NORTHWOOD MANAGEMENT CORP.,
                                             a Georgia corporation
                                        OAK POINTE COUNTRY CLUB, INC.,
                                             a Michigan corporation
                                        OAKMONT MANAGEMENT CORPORATION,
                                             a Texas corporation
                                        PARADISE VALLEY MANAGEMENT, INC.,
                                             a California corporation
                                        PARK AVENUE CLUB, INC. (formerly the
                                             Fifth Avenue Club, Inc.), a New
                                             York corporation
                                        PIEDMONT CLUB, INC.,
                                             a North Carolina corporation
                                        PLAZA CLUB OF SAN ANTONIO, INC.,
                                             a Texas corporation
                                        PLAZA CLUB-HAWAII LTD.,
                                             a Hawaii corporation
                                        PORTER VALLEY COUNTRY CLUB, INC.,
                                             a California corporation
                                        THE PRESIDENTIAL COUNTRY CLUB, INC.,
                                             a Florida corporation
                                        PYRAMID CLUB MANAGEMENT, INC.,
                                             a Pennsylvania corporation
                                        QUAIL HOLLOW MANAGEMENT, INC.,
                                             an Ohio corporation
                                        QUEENS HARBOUR CORPORATION,
                                             a Florida corporation
                                        RAVINIA CLUB, INC.,
                                             a Georgia corporation
                                        RENAISSANCE CLUB, INC.,
                                             a Michigan corporation
                                        STANDARD CLUB MANAGEMENT, INC.,
                                             a Michigan corporation
                                        RICHARDSON COUNTRY CLUB CORP.,
                                             a Texas corporation
                                        RIVER CREEK COUNTRY CLUB, INC.,
                                             a Virginia corporation
                                        RIVERS CLUB, INC.,
                                             a Pennsylvania corporation
                                        SABAL TRACE CORP.,
                                             a Florida corporation
                                        SAN FRANCISCO TENNIS CLUB, INC.,
                                             a California corporation
                                        THE SAN JOSE CLUB, INC.,
                                             a California corporation
                                        SAN JOSE RENAISSANCE CLUB, INC.,
                                             a California corporation
                                        SHADOW RIDGE GOLF CLUB, INC.,
                                             a California corporation
                                        SHADY VALLEY MANAGEMENT CORP.,
                                             a Texas corporation
                                        SHOREBY CLUB MANAGEMENT, INC.,
                                             an Ohio corporation
                                        SILVER LAKE MANAGEMENT CORP.,
                                             an Ohio corporation
                                        SKYLINE CLUB, INC.,
                                             an Indiana corporation
                                        SNEE FARM COUNTRY CLUB, INC.,
                                             a South Carolina corporation
                                        SOCIETY MANAGEMENT, INC.,
                                             a Nevada corporation
                                        SOUTHERN TRACE COUNTRY CLUB OF
                                             SHREVEPORT, INC.,
                                             a Louisiana corporation
                                        SPR ENERGY CORPORATION,
                                             a Texas corporation
                                        SPRING VALLEY LAKE COUNTRY CLUB INC.,
                                             a California corporation
                                        STONEBRIAR CLUB, INC.,
                                             a Texas corporation
                                        STONEBRIAR MANAGEMENT CORP.,
                                             a Texas corporation
                                        STONEHENGE CLUB, INC.,
                                             a Virginia corporation
                                        SUMMIT CLUB, INC.,
                                             an Ohio corporation
                                        SUMMIT CLUB, INC.,
                                             an Alabama corporation
                                        SYMPHONY TOWERS CLUB, INC.,
                                             a California corporation
                                        TAMPA PALMS CLUB, INC.,
                                             a Florida corporation
                                        TEAL BEND GOLF CLUB, INC.,
                                             a California corporation
                                        TIMARRON GOLF CLUB, INC.,
                                             a Texas corporation
                                        TOWER CITY CLUB OF VIRGINIA, INC.,
                                             a Virginia corporation
                                        TOWER CLUB OF DALLAS, INC.,
                                             a Texas corporation
                                        TOWER CLUB, INC.,
                                             a North Carolina corporation
                                        TOWER CLUB, INC.,
                                             a Florida corporation
                                        TOWN POINT CLUB, INC.,
                                             a Virginia corporation
                                        TRADITION GOLF CLUB, INC.,
                                             a Texas corporation
                                        TREESDALE COUNTRY CLUB, INC.,
                                             a Pennsylvania corporation
                                        TURKEY CREEK GOLF CLUB, INC.,
                                             a California corporation
                                        UNC ALUMNI CLUB MANAGEMENT, INC.,
                                             a North Carolina corporation
                                        UNIVERSITY CLUB MANAGEMENT COMPANY,
                                             INC., a Florida corporation
                                        UNIVERSITY CLUB OF HOUSTON, INC.,
                                             a Texas corporation
                                        UNIVERSITY CLUB OF WEST PALM BEACH,
                                             INC., a Florida corporation
                                        UNIVERSITY CLUB, INC.,
                                             a Mississippi corporation
                                        UNIVERSITY CLUB, INC.,
                                             a Florida corporation
                                        WALNUT CREEK MANAGEMENT CORP.,
                                             a Texas corporation
                                        WESTLAKE CITY CLUB, INC.,
                                             a Texas corporation
                                        WILDFLOWER COUNTRY CLUB, INC.,
                                             a Texas corporation
                                        WILLOW CREEK MANAGEMENT, INC.,
                                             a Texas corporation

                                        WOODSIDE PLANTATION COUNTRY CLUB, INC.,
                                             a South Carolina corporation
                                        ABILENE CLUB MANAGEMENT CORP.,
                                             a Texas corporation
                                        ACI OF LATIN AMERICA, INC.,
                                             a Delaware corporation
                                        AKRON CLUB MANAGEMENT CORP.,
                                             an Ohio corporation
                                        ARLINGTON CITY CLUB, INC.,
                                             a Texas corporation
                                        ATLANTA CITY CLUB, INC.,
                                             a Georgia corporation
                                        ATRIUM CLUB, INC.,
                                             a New York corporation
                                        BALLENISLES COUNTRY CLUB MANAGEMENT,
                                             INC., a Florida corporation
                                        BENTWOOD MANAGEMENT CORP.,
                                             a Texas corporation
                                        BRAE-BURN CLUB MANAGEMENT, INC.,
                                             a Texas corporation
                                        CANE RUN CLUB, INC.,
                                             an Ohio corporation
                                        CANE RUN MANAGEMENT, INC.,
                                             an Ohio corporation
                                        THE CAPITOL CLUB, INC.,
                                             a California corporation
                                        CASCADE ATHLETIC CLUB, INC.,
                                             an Ohio corporation
                                        CCC HOLDING, INC.,
                                             a South Carolina corporation
                                        CCT, INC.,
                                             a Nevada corporation
                                        CENTURY I MANAGEMENT, INC.,
                                             a Texas corporation
                                        CENTURY II CLUB MANAGEMENT, INC.,
                                             a Texas corporation
                                        CHAPARRAL CLUB MANAGEMENT, INC.,
                                             a Texas corporation
                                        CIPANGO MANAGEMENT CORPORATION,
                                             a Texas corporation
                                        CITY CLUB OF ROCKFORD, INC.,
                                             an Illinois corporation
                                        CITY CLUB OF SAN ANTONIO MGMT., INC.,
                                             a Texas corporation
                                        CLAYTON CLUB MANAGEMENT CORP.,
                                             a Missouri corporation
                                        CLEAR CREEK MANAGEMENT CORP.,
                                             a Texas corporation

                                        CLEAR LAKE GOLF CLUB, INC.,
                                             a Texas corporation
                                        CLUB METROPOLITAN OF AUSTIN, INC.,
                                             a Texas corporation
                                        COOKS CREEK MANAGEMENT CORP.,
                                             a Ohio corporation
                                        DALLAS HOSPITALITY SERVICES, INC.,
                                             a Texas corporation
                                        DEAN HILL MANAGEMENT CORP.,
                                             a Tennessee corporation
                                        DTC MANAGEMENT CORP.,
                                             a Pennsylvania corporation
                                        DUMFRIES CLUB, INC.,
                                             a Virginia corporation
                                        EAGLE CREST MANAGEMENT CORP.,
                                             a California corporation
                                        ERROL ESTATE MGMT., INC.,
                                             a Florida corporation
                                        FOREST OAKS COUNTRY CLUB, INC.,
                                             a Texas corporation
                                        GOLF CONCEPT, INC.,
                                             a Nevada corporation
                                        HEATHROW MANAGEMENT CORP.,
                                             a Florida corporation
                                        HERITAGE CLUB, INC.,
                                             a Texas corporation
                                        HIDEAWAY MANAGEMENT CORP.,
                                             a Florida corporation
                                        JEFFERSON CLUB MANAGEMENT CORP.,
                                             a Virginia corporation
                                        KENDALL GOLF MANAGEMENT, INC.,
                                             a Florida corporation
                                        LACITA MANAGEMENT CORPORATION,
                                             a Florida corporation
                                        LAKE COUNTRY ESTATES COUNTRY CLUB,
                                             INC., a Texas corporation
                                        LAKE NONA CLUB MANAGEMENT, INC.,
                                             a Florida corporation
                                        LAKES CLUB, INC.,
                                             a Washington corporation
                                        LANCERS CLUB, INC.,
                                             a Texas corporation
                                        LANDMARK CLUB AT PARK CENTRAL, INC.,
                                             a Texas corporation
                                        LOS GATOS TENNIS, INC.,
                                             a California corporation
                                        LAKEVIEW CLUB, INC.,
                                             a California corporation
                                        MANAGEMENT COMPANY FOR HAMMOCK

                                             CREEK, INC., a Florida corporation
                                        MANAGEMENT COMPANY FOR THE HARTFORD
                                             CLUB, INC., a Connecticut
                                             corporation
                                        THE MANAGER FOR WESTWOOD COUNTRY CLUB,
                                             INC., a Texas corporation
                                        MARINA CLUB MANAGEMENT, INC.,
                                             a California corporation
                                        MATTHEWS GOLF CLUB MANAGEMENT CORP., a
                                             North Carolina corporation
                                        MCC MANAGEMENT CORP.,
                                             a California corporation
                                        METROPOLITAN CLUB MANAGEMENT
                                             CORP., an Iowa corporation
                                        MIDLAND PLAZA CLUB, INC.,
                                             a Texas corporation
                                        MONROE STREET CITY CLUB, INC.,
                                             an Illinois corporation
                                        MOUNTAIN SPA CLUB MANAGEMENT INC.,
                                             a Nevada corporation
                                        MOUNTAINSIDE CLUB CORPORATION,
                                             an Iowa corporation
                                        MOUNTAINTOP CLUB MANAGEMENT, INC.,
                                             an Alabama corporation
                                        NEWPORT NEWS CLUB, INC.,
                                             a Virginia corporation
                                        NORTH HILLS MANAGEMENT CO.,
                                             an Arkansas corporation
                                        NORTHSHORE MANAGEMENT CORP.,
                                             a Texas corporation
                                        OAKMEADOW MANAGEMENT CCORPORATION,
                                             an Indiana corporation
                                        PARK AVENUE CLUB MANAGEMENT, INC.,
                                             a New Jersey corporation
                                        PHARAOHS MANAGEMENT CORP.,
                                             a Texas corporation
                                        PICKAWAY REAL ESTATE, INC.,
                                             an Ohio corporation
                                        PINERY COUNTRY CLUB, INC.,
                                             a Colorado corporation
                                        PINEWOOD MANAGEMENT CORP.,
                                             a Texas corporation
                                        PINNACLE CLUB SERVICES, INC.,
                                             a Texas corporation
                                        PINNACLE CLUB, INC.,
                                             a Texas corporation
                                        PLAZA ATHLETIC CLUB, INC.,
                                             a Texas corporation
                                        PLAZA CLUB OF BRYAN, INC.,
                                             a Texas corporation
                                        PLAZA CLUB OF PHOENIX, INC.,
                                             an Arizona corporation
                                        PLAZA CLUB OF TUCSON, INC.,
                                             an Arizona corporation
                                        PLAZA CLUB OF TYLER, INC.,
                                             a Texas corporation
                                        PRE 1-7-00 OPERATOR OF DIAMOND BAR
                                             MANAGEMENT CORP,
                                             a California corporation
                                        PRE 10-13-00 OPERATOR OF WILLOWBEND
                                             DEVELOPMENT CORPORATION OF WICHITA,
                                             a Kansas corporation
                                        PRE 2-1-95 OPERATOR COMPANY OF LANDMARK
                                             ATHLETIC CLUB,
                                             a Connecticut corporation
                                        PRE 6-1-96 OPERATOR OF THE MANAGER FOR
                                             TOWER RIDGE COUNTRY CLUB, INC.,
                                             a Connecticut corporation
                                        PRE 7-4-96 OPERATOR OF RODNEY SQUARE
                                             CLUB, INC., a Delaware corporation
                                        PRE 12-31-98 MANAGEMENT COMPANY FOR
                                             TREYBURN COUNTRY CLUB MANAGEMENT
                                             CORPORATION, a North Carolina
                                             corporation
                                        PRE 12-21-99 OPERATOR OF THE MISSION
                                             DORADO COUNTRY CLUB, INC.,
                                             a Texas corporation
                                        PRE 12-23-99 OWNER LAFAYETTE CLUB, INC.
                                             (formerly Lafayette Club, Inc.),
                                             a Kentucky corporation
                                        PRE 12/26/96 MANAGEMENT CORP. FOR
                                            COLUMBIA LAKES, a Texas corporation
                                        PRE 12/30/98 OPERATOR OF HALLIFAX CLUB,
                                             INC. (f/k/a Halifax Club, Inc.),
                                             a Florida corporation
                                        PRE 5-3-00 OPERATOR OF THE WALDEN CLUB,
                                             INC. (f/k/a Walden Club, Inc.),
                                             a Tennessee corporation
                                        PRE 8-24-00 OPERATOR OF PEBBLE CREEK
                                             COUNTRY CLUB OF GREENVILLE, INC.,
                                             a South Carolina corporation
                                        PRE 2-28-01 OPERATOR OF MEADOW CLUB,
                                             INC. (f/k/a Meadow Club, Inc.),
                                             an Illinois corporation
                                        PRE 3-16-01 OPERATOR OF BELLE TERRE
                                             MANAGEMENT CORP.,
                                             a Louisiana corporation

                                        PRE 5-18-01 OPERATOR OF ORANGE PARK
                                             COUNTRY CLUB, INC.,
                                             a Florida corporation
                                        PRE 5-31-01 OPERATOR OF INVERRARY
                                             COUNTRY CLUB, INC.,
                                             a Florida corporation
                                        PREMIER ATHLETIC CLUB, INC.,
                                             a Louisiana corporation
                                        PRIVATE CLUB SERVICES, INC.,
                                             a Florida corporation
                                        PARK AVENUE CLUB, INC.,
                                             a New York corporation
                                        PROVIDENCE MANAGEMENT INC.,
                                             a North Carolina corporation
                                        QUAIL VALLEY WORLD OF CLUBS, INC.,
                                             a Texas corporation
                                        RAINTREE COUNTRY CLUB, INC.,
                                             a North Carolina corporation
                                        RANCHLAND MANAGEMENT CORP.,
                                             a Texas corporation
                                        REGENCY CLUB, INC.,
                                             a Texas corporation
                                        RELAY HOUSE CORPORATION,
                                             an Alabama corporation
                                        RENAISSANCE CLUB, INC.,
                                             an Arizona corporation
                                        RIVER CLUB, INC.,
                                             an Illinois corporation
                                        RIVER NORTH MANAGEMENT CORP.,
                                             a Georgia corporation
                                        RMPC MANAGEMENT CORPORATION,
                                             a Utah corporation
                                        ROLLING HILLS MANAGEMENT CORPORATION,
                                             an Alabama corporation
                                        ROYAL DRIVE COUNTRY CLUB, INC.,
                                             a California corporation
                                        SAN ANGELO HERITAGE CLUB, INC.,
                                             a Texas corporation
                                        SATICOY MANAGEMENT, INC.,
                                             a California corporation
                                        SCOTTY'S MANAGEMENT CORP.,
                                             a Texas corporation
                                        SHENANDOAH MANAGEMENT CORP.,
                                             a Louisiana corporation
                                        SILVER SPRINGS SHORES COUNTRY CLUB
                                             CORP., a Florida corporation
                                        SKYLINE CLUB, INC.,
                                             a Michigan corporation
                                        SOUTH SHORE MANAGEMENT CORP.,
                                             a Texas corporation
                                        SURREY HILLS MANAGEMENT CORP.,
                                             an Oklahoma corporation
                                        SWEET WATER COUNTRY CLUB, INC.,
                                             a Florida corporation
                                        TAMPA CLUB MANAGEMENT, INC.,
                                             a Florida corporation
                                        TOP SEED MANAGEMENT CORP.,
                                             an Arizona corporation
                                        TOPS'L CLUB, INC.,
                                             a Florida corporation
                                        TREASURE ISLAND TENNIS & YACHT CLUB,
                                             INC., a Florida corporation
                                        TWO THOUSAND ONE BRYAN TOWER CLUB, INC.,
                                             a Texas corporation
                                        UNIVERSITY CLUB OF DALLAS, INC.,
                                             a Texas corporation
                                        VITA CENTER MANAGEMENT CORP.,
                                             a Texas corporation
                                        WESTBURY MANAGEMENT CORP.,
                                             an Oklahoma corporation

                                        By: /s/ John M. Massey, III
                                           -------------------------------------
                                        Name: John M. Massey, III
                                             -----------------------------------
                                        Title: Authorized Officer
                                              ----------------------------------

                                        THE PINEHURST COMPANY (f/k/a ClubCorp
                                             Resorts, Inc. & ClubCorp Realty,
                                             Inc.), a Delaware corporation
                                        BARTON CREEK RESORT & CLUBS, INC.,
                                             a Texas corporation
                                        CCR PROJECT DEVELOPMENT, INC.,
                                             a North Carolina corporation
                                        CITY WAREHOUSE CORP.,
                                             a Texas corporation
                                        CLUBCORP REALTY EAST, INC.,
                                             a North Carolina corporation
                                        CONCORD REALTY, INC.,
                                             a Texas corporation
                                        CLUBCORP REALTY HOLDINGS, INC.,
                                             a Texas corporation
                                        CLUBCORP REALTY SOUTHWEST, INC.,
                                             a Texas corporation
                                        CLUBCORP REALTY HILTON HEAD, INC.,
                                             a South Carolina corporation
                                        CLUBCORP REALTY HOMESTEAD, INC.,
                                             a Virginia corporation

                                        CLUB ISLAND REALTY CORP.,
                                             a South Carolina corporation
                                        BLOODY POINT ASSET CORP,
                                             a South Carolina corporation
                                        MELROSE LANDING CORPORATION,
                                             a South Carolina corporation
                                        HILTON HEAD PLANTATION ASSET CORP.,
                                             a South Carolina corporation
                                        MELROSE ASSET CORP.,
                                             a South Carolina corporation
                                        MELROSE UTILITY COMPANY, INC.,
                                             a South Carolina corporation
                                        CSRESORT MANAGEMENT, INC.,
                                             a Texas corporation
                                        CLUB RESORTS, INC.,
                                             a Nevada corporation
                                        COUNTRY CLUB OF PINEWILD
                                             MANAGEMENT, INC.,
                                             a North Carolina corporation
                                        HOMESTEAD SPRING WATER COMPANY, INC.,
                                             a Virginia corporation
                                        MANAGEMENT COMPANY FOR
                                             HOMESTEAD, INC.,
                                             a Virginia corporation
                                        OPERATIONS COMPANY FOR HOMESTEAD, INC.,
                                             a Virginia corporation
                                        CONSTRUCTION COMPANY OF PINEHURST, INC.,
                                             a North  Carolina corporation
                                        DAUFUSKIE CLUB, INC.,
                                             a South Carolina corporation
                                        DLGA GOLF ACADEMY, INC.,
                                             a Florida corporation
                                        ERROL LAND DEVELOPMENT COMPANY,
                                             a Florida corporation
                                        GFO PARTNER, INC.,
                                             a Michigan corporation
                                        GP OWNERS CLUB AT ASPEN GLEN, INC.,
                                             a Colorado corporation
                                        LEGAV COMMERCIAL PROPERTY CORPORATION,
                                             a California corporation
                                        LEGAV HOTEL CORPORATION,
                                             a California corporation
                                        MASTER CLUB, INC.,
                                             a Nevada corporation
                                        MH VILLAS, INC.,
                                             a California corporation
                                        NORTHERN MICHIGAN FINANCIAL
                                             CORPORATION, a Michigan corporation
                                        OWNERS CLUB ASSET COMPANY,
                                             a Delaware corporation
                                        OWNERS CLUB AT HILTON HEAD PROPERTY
                                             MANAGEMENT, INC.,
                                             a South Carolina corporation
                                        PCC REALTY CORP.,
                                             a North Carolina corporation
                                        PINEHURST ACQUISITION CORP.,
                                             a North Carolina corporation
                                        PINEHURST, INC.,
                                             a North Carolina corporation
                                        PINEHURST CHAMPIONSHIP MANAGEMENT,
                                             INC., a North Carolina corporation
                                        PINEHURST COUNTRY CLUB, INC.,
                                             a North Carolina corporation
                                        PINEHURST REALTY CORP.,
                                             a Nevada corporation
                                        PINEHURST NO. VII, INC.,
                                             a North Carolina corporation
                                        PINEWILD MANAGEMENT, INC.,
                                             a Virginia corporation
                                        QUAIL HOLLOW DEVELOPMENT, INC.,
                                             an Ohio corporation
                                        SHANGRI-LA DEVELOPMENT CORP.,
                                             an Oklahoma corporation
                                        SHANGRI-LA MANAGEMENT CORP.,
                                             an Oklahoma corporation
                                        SHANGRI-LA COUNTRY CLUB, INC.,
                                             an Oklahoma corporation
                                        THE OWNERS CLUB HOLDING II, INC.,
                                             a Delaware corporation
                                        THE OWNERS CLUB, INC. (f/k/a The Owners
                                             Club Holding, Inc.),
                                             a Delaware corporation
                                        OWNERS CLUB TELLURIDE REALTY, INC.,
                                             a Colorado corporation
                                        THE MANAGER OF THE OWNERS CLUB, INC.,
                                             a South Carolina corporation
                                        THE OWNERS CLUB AT THE HOMESTEAD,
                                             INC., a Delaware corporation

                                        By: /s/ John M. Massey, III
                                           -------------------------------------
                                        Name: John M. Massey, III
                                             -----------------------------------
                                        Title: Authorized Officer
                                              ----------------------------------

                                        CLUBCORP INTERNATIONAL, INC.,
                                             a Nevada corporation
                                        CLUBCORP INTERNATIONAL RESOURCE
                                             COMPANY, a Nevada corporation
                                        CLUB CORPORATION OF EUROPE, INC.,
                                             a Nevada corporation
                                        CLUBCORP-ASIA,
                                             a Nevada corporation
                                        CLUBCORP ASIA INVESTMENT, INC.,
                                             a Nevada corporation
                                        CLUBCORP MEXICO,
                                             a Nevada corporation
                                        CLUBCORP PANAMA, INC.,
                                             a Nevada corporation

                                        By: /s/ John M. Massey, III
                                           -------------------------------------
                                        Name: John M. Massey, III
                                             -----------------------------------
                                        Title: Authorized Officer
                                              ----------------------------------

                                        ASSOCIATE CLUBS INTERNATIONAL, INC.,
                                             a Nevada corporation
                                        CLUBCORP PUBLICATIONS, INC.,
                                             a Nevada corporation
                                        CLUBCORP FINANCIAL MANAGEMENT
                                             COMPANY, a Nevada corporation

                                        By: /s/ John M. Massey, III
                                           -------------------------------------
                                        Name: John M. Massey, III
                                             -----------------------------------
                                        Title: Authorized Officer
                                              ----------------------------------

                                        FIRST FEDERAL FINANCIAL CORPORATION,
                                             a Texas corporation
                                        FRANKLIN FEDERAL BANCORP F.S.B.,
                                             a Nevada corporation
                                        GRANITE BAY MANAGEMENT, INC.,
                                             a California corporation
                                        BENBROOK BEVERAGE CORPORATION,
                                             a Texas corporation
                                        CLUB AT DAUFUSKIE,
                                             a South Carolina corporation
                                        CLUB AT GREENVILLE, INC.,
                                             a South Carolina corporation
                                        CLUB AT PEBBLE CREEK,
                                             a South Carolina corporation
                                        CLUB AT SNEE FARM,
                                             a South Carolina corporation
                                        LE GLUB, INC.,
                                             a South Carolina corporation
                                        THE CLUB AT WOODSIDE PLANTATION,
                                             a South Carolina corporation
                                        THE CLUB AT HARBOUR,
                                             a South Carolina corporation
                                        THE CLUB AT COLUMBIA CAPITAL,
                                             a South Carolina corporation
                                        THE TOM CAT CLUB,
                                             a Arkansas corporation

                                        By: /s/ John M. Massey, III
                                           -------------------------------------
                                        Name: John M. Massey, III
                                             -----------------------------------
                                        Title: Authorized Officer of each of the
                                               foregoing Guarantors
                                              ----------------------------------

                                        APPLE MOUNTAIN GOLF CLUB, LLC,
                                             a Delaware limited liability
                                             company
                                        EMPIRE RANCH, LLC,
                                             a Delaware limited liability
                                             company

                                        By:  CLUBCORP USA, INC., its sole member

                                         By: /s/ John M. Massey, III
                                           -------------------------------------
                                        Name: John M. Massey, III
                                             -----------------------------------
                                        Title: Authorized Officer of each of the
                                               foregoing Guarantors
                                              ----------------------------------

                                        FLORIDA DEVELOPMENT OF GAINESVILLE,
                                             L.L.C., a Florida limited liability
                                             company

                                        By:  Club Corp USA, Inc., its managing
                                             member

                                         By: /s/ John M. Massey, III
                                           -------------------------------------
                                        Name: John M. Massey, III
                                             -----------------------------------
                                        Title: Authorized Officer of each of the
                                               foregoing Guarantors
                                              ----------------------------------

                                        HOMESTEAD, L.C.,
                                             a Virginia limited liability
                                             company

                                         By: /s/ John M. Massey, III
                                           -------------------------------------
                                        Name: John M. Massey, III
                                             -----------------------------------
                                        Title: Authorized Officer of each of the
                                               foregoing Guarantors
                                              ----------------------------------

                                        CANYON SPRINGS GENERAL, L.L.C.,
                                             a Delaware limited liability
                                             company
                                        TCRI LIMITED, LLC,
                                             a Delaware limited liability
                                             company

                                        By:  THE PINEHURST COMPANY, f/k/a
                                             ClubCorp Resorts, Inc., its sole
                                             member

                                         By: /s/ John M. Massey, III
                                           -------------------------------------
                                        Name: John M. Massey, III
                                             -----------------------------------
                                        Title: Authorized Officer of each of the
                                               foregoing Guarantors
                                              ----------------------------------

                                        THE OWNERS CLUB OF SOUTH CAROLINA,
                                             L.L.C., a South Carolina limited
                                             liability company

                                        By:  Owners Club Asset Company, its
                                             managing member

                                         By: /s/ John M. Massey, III
                                           -------------------------------------
                                        Name: John M. Massey, III
                                             -----------------------------------
                                        Title: Authorized Officer of each of the
                                               foregoing Guarantors
                                              ----------------------------------

                                        THE OWNERS CLUB AT BARTON CREEK,
                                             L.P., a Texas Limited Partnership

                                        By:  The Owners Club Holding II, Inc.,
                                             its general partner

                                         By: /s/ John M. Massey, III
                                           -------------------------------------
                                        Name: John M. Massey, III
                                             -----------------------------------
                                        Title: Authorized Officer of each of the
                                               foregoing Guarantors
                                              ----------------------------------

                                        THE OWNERS CLUB AT HILTON HEAD, L.P.,
                                             a South Carolina limited
                                             partnership

                                        By:  The Manager of The Owners Club,
                                             Inc., its general partner

                                         By: /s/ John M. Massey, III
                                           -------------------------------------
                                        Name: John M. Massey, III
                                             -----------------------------------
                                        Title: Authorized Officer of each of the
                                               foregoing Guarantors
                                              ----------------------------------

                                        THE OWNERS CLUB AT THE HOMESTEAD, L.P.,
                                             a Virginia limited partnership

                                        By:  The Owners Club at The Homestead,
                                             Inc., its general partner

                                         By: /s/ John M. Massey, III
                                           -------------------------------------
                                        Name: John M. Massey, III
                                             -----------------------------------
                                        Title: Authorized Officer of each of the
                                               foregoing Guarantors
                                              ----------------------------------

                                        FFFC GOLF ACQUISITIONS, L.L.C.,
                                             a Delaware limited liability
                                             company

                                        By:  First Federal Financial Corporation

                                         By: /s/ John M. Massey, III
                                           -------------------------------------
                                        Name: John M. Massey, III
                                             -----------------------------------
                                        Title: Authorized Officer of each of the
                                               foregoing Guarantors
                                              ----------------------------------

                                        CLUBCORP GEN PAR OF TEXAS, L.L.C.,
                                             a Delaware limited liability
                                             company
                                        CLUBCORP GOLF OF CALIFORNIA, L.L.C.,
                                             a Delaware limited liability
                                             company
                                        CLUBCORP GOLF OF FLORIDA, L.L.C.,
                                             a Delaware limited liability
                                             company
                                        CLUBCORP GOLF OF MISSOURI, L.L.C.,
                                             a Delaware limited liability
                                             company
                                        CLUBCORP GOLF OF NORTH CAROLINA, L.L.C.,
                                             a Delaware limited liability
                                             company
                                        CLUBCORP GOLF OF OKLAHOMA, L.L.C.,
                                             an Oklahoma limited liability
                                             company
                                        GOLF MANAGEMENT COMPANY OF LOUISIANA,
                                             L.L.C., a Delaware limited
                                             liability company
                                        PIEDMONT GOLFERS' CLUB, L.L.C.,
                                             a South Carolina limited liability
                                             company

                                        By:  FFFC Golf Acquisitions, L.L.C.,
                                             managing member of each

                                        By:  First Federal Financial Corporation

                                         By: /s/ John M. Massey, III
                                           -------------------------------------
                                        Name: John M. Massey, III
                                             -----------------------------------
                                        Title: Authorized Officer of each of the
                                               foregoing Guarantors
                                              ----------------------------------

                                        CLUBCORP GOLF OF TEXAS, L.P.,
                                             a Texas limited partnership
                                        CLUBCORP GOLF OF GEORGIA, L.P.,
                                             a Georgia limited partnership

                                        By:  ClubCorp Gen Par of Texas, LLC,
                                             the general partner for each

                                        By:  First Federal Financial
                                             Corporation, its sole member

                                         By: /s/ John M. Massey, III
                                           -------------------------------------
                                        Name: John M. Massey, III
                                             -----------------------------------
                                        Title: Authorized Officer of each of the
                                               foregoing Guarantors
                                              ----------------------------------

                                        CAPITAL CLUB COMPANY, LTD.,
                                             a China corporation

                                         By: /s/ John M. Massey, III
                                           -------------------------------------
                                        Name: John M. Massey, III
                                             -----------------------------------
                                        Title: Authorized Officer of each of the
                                               foregoing Guarantors
                                              ----------------------------------

                                        BANK OF AMERICA, N.A.,
                                        as Administrative Agent

                                        By: /s/ William E. Livingstone
                                           -------------------------------------
                                        Name: William E. Livingstone
                                             -----------------------------------
                                        Title: Managing Director
                                              ----------------------------------

                                        BANC OF AMERICA, N.A.,
                                        as a Lender

                                        By: /s/ William E. Livingstone
                                           -------------------------------------
                                        Name: William E. Livingstone
                                             -----------------------------------
                                        Title: Managing Director
                                              ----------------------------------